UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

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AXA PREMIER VIP TRUST

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AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

February     , 2020

Dear Contractholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), a series of AXA Premier VIP Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s office, located at 1290 Avenue of the Americas, New York, New York 10104, on April 10, 2020, at 2:30 p.m., Eastern time (the “Meeting”).

As an owner of a variable life insurance policy and/or variable annuity contract or certificate (a “Contract”) that participates in the Portfolio through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your Contract how to vote the Portfolio shares related to your interest in those accounts as of the close of business on December 31, 2019. The Insurance Company that issued your Contract is the record owner of the Portfolio shares related to your interest in those accounts and may be referred to as a “shareholder.” The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The purpose of the Meeting is to consider and act upon the matter described below:

1. Approve an amended Investment Advisory Agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the Portfolio.

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Adviser”) proposes to change the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy pursuant to which the Portfolio would allocate its assets among three or more investment sub-advisers, each of which would actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy. Each sub-adviser would invest its allocated portion of the Portfolio’s assets directly in securities of various companies and other issuers according to its investment strategy rather than the Portfolio investing in underlying funds. As a fund-of-funds, the Portfolio indirectly bears fees and expenses (including for investment management activities handled by the underlying funds’ investment advisers) charged by the underlying funds in which it invests, in addition to the Portfolio’s direct fees and expenses. As a fund-of-funds, a significant portion of the Portfolio’s costs are the fees and expenses charged by the underlying funds in which it invests (referred to as “acquired fund fees and expenses”). Under the proposal, these investment management activities will be handled by the Adviser and the investment sub-advisers, and the costs for these activities will be assessed directly through the investment advisory fee paid by the Portfolio.

Under the proposal, shareholders of the Portfolio are being asked to approve an amended investment advisory agreement between the Trust and the Adviser with respect to the Portfolio. The amended investment advisory agreement would increase the Portfolio’s investment advisory fee from an annual rate of 0.15% of average daily net assets to a maximum annual rate of 0.60% of average daily net assets, as compensation for the services to be provided to the Portfolio under the amended investment advisory agreement, including the additional direct costs the Adviser expects to incur. Although the Adviser and the Board of Trustees are proposing an increase in the investment advisory fee rate, it is expected that the increase would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the current fund-of-funds strategy. If the proposed restructuring described in the Proxy Statement is implemented, it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) of each class of shares of the Portfolio, for the fiscal year following the restructuring, will be lower than the total annual operating expense ratio (including acquired fund fees and expenses) of each class of shares of the Portfolio for the fiscal year ended December 31, 2019.

In connection with the restructuring of the Portfolio, the Adviser proposes to appoint each of Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Brandywine Global Investment Management, LLC (“Brandywine Global”), and AXA Investment Managers, Inc. (“AXA IM”) as an investment sub-adviser for the Portfolio. Pursuant to an exemptive order from the Securities and Exchange Commission, the proposed new investment sub-advisory agreements between the Adviser and each of Loomis Sayles, Brandywine Global, and AXA IM with respect to the Portfolio require Board approval, but do not require shareholder approval. Accordingly, shareholders of the Portfolio are not being asked to approve the new investment sub-advisory agreements.

If shareholders do not approve the proposal, then the retention of Loomis Sayles, Brandywine Global, and AXA IM as sub-advisers for the Portfolio and the proposed changes to the Portfolio’s investment strategy and policies, performance benchmark, and name (all as described in greater detail in the Proxy Statement) would not go into effect. Instead, the Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment strategy, and its investment advisory fee rate will remain unchanged. In that event, the Board may further consider other alternatives for the Portfolio, such as liquidating the Portfolio or reorganizing the Portfolio into another investment company.

The Board of Trustees of the Trust has approved the proposal identified above and recommends that you vote “FOR” the proposal. Although the Board of Trustees has determined that a vote “FOR” the proposal is in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting

Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk Managing Director AXA Equitable Life Insurance Company

AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 10, 2020

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), a series of AXA Premier VIP Trust (the “Trust”), will be held at the Trust’s office, located at 1290 Avenue of the Americas, New York, New York 10104, on April 10, 2020, at 2:30 p.m., Eastern time (the “Meeting”).

The purpose of the Meeting is to consider and act upon the matters described below:

1. Approve an amended Investment Advisory Agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the Portfolio.

2. Transact such other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of the Portfolio through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above matters.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on December 31, 2019. If you attend the Meeting, you may vote or provide your voting instructions in person.

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YOUR VOTE IS IMPORTANT

Please return your proxy card or voting instruction card promptly.

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card for the Portfolio and returning the card in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 16-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of Trustees recommends that you vote or provide voting instructions to vote “FOR” the proposal.

By order of the Board of Trustees, William MacGregor Secretary

Dated: February     , 2020

New York, New York

AXA EQUITABLE LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

TO BE HELD ON APRIL 10, 2020

Dated: February     , 2020

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of December 31, 2019 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), a series of AXA Premier VIP Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolio held by its Separate Accounts, as to how it should vote on the proposal that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable is an indirect wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable”), which is a publicly-owned company. The principal offices of AXA Equitable and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about February 28, 2020.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card, sign and date the voting instruction card, and mail the voting instruction card in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the shares “FOR” the proposal.

The number of shares held in the investment division of a Separate Account corresponding to the Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Portfolio. Each whole share of the Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in the Portfolio for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposal. Shares in each investment division of a Separate Account that is invested in the Portfolio for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of the proposal.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment adviser of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business with respect to the Portfolio is not established or if the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail the card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

1290 Avenue of the Americas New York, New York 10104

PROXY STATEMENT

DATED FEBRUARY     , 2020

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2020

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of AXA Premier VIP Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), a series of the Trust, to be held at 1290 Avenue of the Americas, New York, New York 10104, on April 10, 2020, at 2:30 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners (the “Contractholders”) of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of December 31, 2019 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of the Portfolio. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting.

This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in the Portfolio as of the Record Date.

Distribution of this Proxy Statement and proxy or voting instruction card to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about February 28, 2020.

This Proxy Statement relates to the following matters:

1. Approve an amended Investment Advisory Agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the Portfolio.

2. Transact such other business that may properly come before the Meeting or any adjournments thereof.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board,” and its members may be referred to herein as “Trustees.”

AXA Equitable Funds Management Group, LLC (the “Adviser” or “FMG LLC”) is the investment adviser and administrator of the Portfolio. AXA Distributors, LLC (“AXA Distributors”), an affiliate of the Adviser, is the principal underwriter (distributor) of the Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 10, 2020

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy or voting instruction card to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about February 28, 2020. This Proxy Statement and proxy or voting instruction card also will be available at www.proxyvote.com on or about February 28, 2020. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company and its affiliates in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Trust’s annual and/or semi-annual reports by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-222-2144.

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OVERVIEW

The Adviser proposes to change the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy pursuant to which the Portfolio would allocate its assets among three or more investment sub-advisers, each of which would actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy. Each sub-adviser would invest its allocated portion of the Portfolio’s assets directly in securities of various companies and other issuers according to its investment strategy rather than the Portfolio investing in underlying funds. As a fund-of-funds, the Portfolio indirectly bears fees and expenses (including for investment management activities handled by the underlying funds’ investment advisers) charged by the underlying funds in which it invests, in addition to the Portfolio’s direct fees and expenses. As a fund-of-funds, a significant portion of the Portfolio’s costs are the fees and expenses charged by the underlying funds in which it invests (referred to as “acquired fund fees and expenses”). Under the proposal, these investment management activities will be handled by the Adviser and the investment sub-advisers, and the costs for these activities will be assessed directly through the investment advisory fee paid by the Portfolio.

Under the proposal, shareholders of the Portfolio are being asked to approve an amended investment advisory agreement between the Trust and the Adviser with respect to the Portfolio. The amended investment advisory agreement would increase the Portfolio’s investment advisory fee from an annual rate of 0.15% of average daily net assets to a maximum annual rate of 0.60% of average daily net assets, as compensation for the services to be provided to the Portfolio under the amended investment advisory agreement, including the additional direct costs the Adviser expects to incur. Although the Adviser and the Board are proposing an increase in the investment advisory fee rate, it is expected that the increase would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the current fund-of-funds strategy. If the proposed restructuring described in the Proxy Statement is implemented, it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) of each class of shares of the Portfolio, for the fiscal year following the restructuring, will be lower than the total annual operating expense ratio (including acquired fund fees and expenses) of each class of shares of the Portfolio for the fiscal year ended December 31, 2019.

In connection with the restructuring of the Portfolio, the Adviser proposes to appoint each of Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Brandywine Global Investment Management, LLC (“Brandywine Global”), and AXA Investment Managers, Inc. (“AXA IM”) as an investment sub-adviser for the Portfolio. The Adviser and the Trust have obtained an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission (the “SEC”) to permit the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and amend the investment sub-advisory agreements between the Adviser and the sub-advisers with respect to an affected portfolio without obtaining the approval of the portfolio’s shareholders. However, under the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended) of the Adviser (an “Affiliated Sub-Adviser”) unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected portfolio’s shareholders. Loomis Sayles and Brandywine Global are not Affiliated Sub-Advisers, and although AXA IM was previously an Affiliated Sub-Adviser, it is no longer an Affiliated Sub-Adviser, and therefore, pursuant to the Exemptive Order, the proposed new investment sub-advisory agreements between the Adviser and each of Loomis Sayles, Brandywine Global, and AXA IM with respect to the Portfolio require Board approval, but do not require shareholder approval. Accordingly, shareholders of the Portfolio are not being asked to approve the new investment sub-advisory agreements.

If shareholders do not approve the proposal, then the retention of Loomis Sayles, Brandywine Global, and AXA IM as sub-advisers for the Portfolio and the proposed changes to the Portfolio’s investment strategy and policies, performance benchmark, and name (all as described in greater detail in the Proxy Statement) would not go into effect. Instead, the Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment strategy, and its investment advisory fee rate will remain unchanged. In that event, the Board may further consider other alternatives for the Portfolio, such as liquidating the Portfolio or reorganizing the Portfolio into another investment company.

PROPOSAL 1: APPROVAL OF AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER

Background on the Proposal

At a meeting of the Board held on December 4-5, 2019, the Board considered presentations made by the Adviser and materials provided by each of Loomis Sayles, Brandywine Global, and AXA IM concerning a proposed amended investment advisory agreement between the Adviser and the Trust with respect to the Portfolio, including an increase in the investment advisory fee rate (the “Amended Advisory Agreement”); proposed new investment sub-advisory agreements between the Adviser and each of Loomis Sayles, Brandywine Global, and AXA IM with respect to the Portfolio; and changes to the Portfolio’s investment strategy and policies, performance benchmark, and name. These changes collectively are referred to herein as the “Portfolio Restructuring”.

The Portfolio currently operates as a bond fund-of-funds, meaning it currently invests substantially all of its assets in shares of other investment companies that invest primarily in debt securities rather than investing directly in debt securities and other financial instruments. The Portfolio Restructuring involves an important change to the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy pursuant to which it would allocate its assets among three or more investment sub-advisers, each of which would actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy. Each sub-adviser would invest its allocated portion of the Portfolio’s assets directly in securities of various companies and other issuers according to its investment strategy rather than the Portfolio investing in underlying funds. As such, the Portfolio would invest directly in debt securities and other financial instruments, including derivatives.

The Amended Advisory Agreement would increase the Portfolio’s investment advisory fee from an annual rate of 0.15% of average daily net assets to a maximum annual rate of 0.60% of average daily net assets. Although the Adviser and the Board are proposing an increase in the investment advisory fee rate, it is expected that the increase would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the current fund-of-funds strategy. In addition, for administrative services, the Portfolio would continue to pay the Adviser an asset-based administration fee at the same rate. If the Portfolio Restructuring is implemented, it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) of each class of shares of the Portfolio, for the fiscal year following the Portfolio Restructuring, will be lower than the total annual operating expense ratio (including acquired fund fees and expenses) of each class of shares of the Portfolio for the fiscal year ended December 31, 2019. For a more detailed comparison of fees and expenses, see “Comparative Fee and Expense Information” below. The Adviser proposed the investment advisory fee rate increase in order to enable the Adviser to:

•	change the Portfolio from a bond fund-of-funds to a fund that primarily invests directly in debt securities and other instruments, and

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retain each of Loomis Sayles, Brandywine Global, and AXA IM as new sub-advisers for the Portfolio and enable Loomis Sayles, Brandywine Global, and AXA IM to implement a new multi-advised investment strategy for the Portfolio, all as described in greater detail below.

If the Portfolio’s shareholders approve the Amended Advisory Agreement, the revised investment advisory fee schedule would become effective upon the appointment of Loomis Sayles, Brandywine Global, and AXA IM as the Portfolio’s new sub-advisers. It is expected that the appointment of Loomis Sayles, Brandywine Global, and AXA IM would occur on or about May 1, 2020. At that time, the Portfolio’s name would be changed to the EQ/Core Plus Bond Portfolio (the “Restructured Portfolio”); the Portfolio’s existing structure as a bond fund-of-funds that invests substantially all of its assets in shares of other mutual funds managed by the Adviser and in investment companies managed by investment managers other than the Adviser (affiliated and unaffiliated “Underlying Portfolios”) and in exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”) would be changed so that the Restructured Portfolio would invest directly in debt securities, as well as other types of financial instruments (including futures contracts, swap agreements and options); and the Portfolio’s performance benchmark would be changed.

Although the Restructured Portfolio would no longer be operated as a bond fund-of-funds, the Restructured Portfolio, like the Portfolio, would continue to have significant exposure to debt investments and the risks associated with these investments. Below is a summary comparison of the principal investment strategies of the Portfolio and the Restructured Portfolio:

•	Each of the Portfolio and the Restructured Portfolio (either indirectly or directly, as described below) invests at least 80% of its net assets in a diversified portfolio of bonds or other debt securities; may invest in investment grade securities and securities that are rated below investment grade; may invest in domestic and foreign securities, including emerging markets securities; and provides exposure to derivatives (including futures contracts).

•

The Portfolio currently invests in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”), which may include derivatives exposure to bonds. For purposes of this investment policy, a debt security is considered a “bond.” Bonds, notes, debentures, bank loans, bonds in multiple sectors including, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers, including issuers located in emerging markets, are examples of debt securities.

The asset categories and strategies of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests are as follows: bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

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The Restructured Portfolio will pursue its investment objective by, under normal circumstances, investing at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements.

Under normal circumstances, the Restructured Portfolio will invest primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage-backed securities. The Restructured Portfolio may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Restructured Portfolio may invest up to 40% of its total assets in securities rated below investment grade.

The Restructured Portfolio may invest, without limitation, in forwards and derivative instruments such as options, futures contracts, structured securities or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset backed securities.

In addition, the Restructured Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis; may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls); may invest in privately placed and restricted securities, collateralized loan obligations, inflation-indexed bonds, bank loans, and loan participations and assignments; and may invest in zero coupon and pay-in-kind securities.

•

The Restructured Portfolio generally will invest a greater percentage of its assets in corporate bonds, bonds of foreign issuers, mortgage- and asset-backed securities, and derivative instruments than the Portfolio and, therefore, it will be subject to a higher degree of risk associated with those investments. In this regard, the risk profile of the Restructured Portfolio will differ from that of the Portfolio. It is currently expected that the Restructured Portfolio’s exposure to securities rated below investment grade will be comparable to that of the Portfolio.

Both the current investment strategy of the Portfolio and the proposed investment strategy of the Restructured Portfolio, as well as the principal risks of the Restructured Portfolio, are described in greater detail below.

The Adviser believes that the Portfolio Restructuring, if implemented, will benefit investors in the Portfolio. The change would provide investors with the benefit of having Loomis Sayles, Brandywine Global, and AXA IM as the sub-advisers to the Restructured Portfolio, including obtaining access to Loomis Sayles’, Brandywine Global’s, and AXA IM’s investment strategies and industry experience and expertise. Each of the proposed Sub-Advisers currently serves as investment sub-adviser for other series, or allocated portion(s) of series, of 1290 Funds and/or EQ Advisors Trust, which are separate investment companies that are also advised by the Adviser and overseen by the Board. Subject to shareholder approval of the proposal, Loomis Sayles would manage a portion of the Restructured Portfolio using its Core Fixed Income investment strategy; Brandywine Global would manage a portion of the Restructured Portfolio using its Core Plus investment strategy, which is the same strategy it uses to manage the 1290 Diversified Bond Fund, which is a series of 1290 Funds; and AXA IM would manage a portion of the Restructured Portfolio using its U.S. Core High Yield investment strategy, which is the same strategy it uses to manage the 1290 High Yield Bond Fund, which is a series of 1290 Funds, and a portion of the 1290 VT High Yield Bond Portfolio, which is a series of EQ Advisors Trust. Although Loomis Sayles currently serves as investment sub-adviser for other series, or allocated portion(s) of series, of EQ Advisors Trust, it does not currently manage any series of 1290 Funds or EQ Advisors Trust using the investment strategy being proposed for the Restructured Portfolio. While the Adviser believes that the Portfolio’s investment performance employing the fund-of-funds strategy has been satisfactory, the Portfolio has failed to gather assets, and it is expected that the addition of Loomis Sayles, Brandywine Global, and AXA IM as sub-advisers will improve the Portfolio’s ability to do so and thus increase the Portfolio’s viability. The Adviser also believes that the factors that differentiate the

Restructured Portfolio from the Portfolio and many of the Trust’s other fixed income options, including its use of a blend of active fixed income strategies (core, core plus, and high yield) combined with direct investment in debt securities as well as other financial instruments, would enhance the range of investment options for investors. The Adviser believes that the Portfolio Restructuring is in the best interests of investors in the Portfolio.

As described in more detail below, the Restructured Portfolio’s use of Loomis Sayles’, Brandywine Global’s, and AXA IM’s investment strategies and direct investments in securities, when compared to the fund-of-funds structure of the Portfolio, would result in a significant increase in the Adviser’s costs of operating the Restructured Portfolio, including costs of hiring and overseeing each of Loomis Sayles, Brandywine Global, and AXA IM, which would be paid by the Adviser, not the Restructured Portfolio. As a result of the changes and the higher costs of operating the Restructured Portfolio, the Adviser recommended to the Board that it approve requesting shareholder approval for an increased investment advisory fee rate, because an increased investment advisory fee rate was needed to enable the Adviser to: (i) retain and pay each of Loomis Sayles, Brandywine Global, and AXA IM an appropriate sub-advisory fee to handle day-to-day security selection, research and trading for its allocated portion of the Restructured Portfolio, and (ii) incur the increased costs in connection with the proposed changes to the Restructured Portfolio. The Adviser will continue to provide or oversee the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Adviser will also have supervisory responsibility for the management and investment of the Portfolio’s assets and will develop the investment objective and investment policies for the Portfolio. In addition, the Adviser will be responsible for the oversight of Loomis Sayles, Brandywine Global, and AXA IM. The Adviser will play an active role in monitoring the Portfolio and Loomis Sayles, Brandywine Global, and AXA IM and will monitor Loomis Sayles’, Brandywine Global’s, and AXA IM’s portfolio management teams to determine whether their investment activities remain consistent with the Portfolio’s investment style and objective.

After considering all relevant factors, including the explanation and rationale provided by the Adviser, the current expense ratios of the Portfolio and the lower estimated expense ratios of the Portfolio following the restructuring (each including acquired fund fees and expenses), and the enhancements that would be reflected in the Portfolio following the restructuring, the Board, acting in the exercise of its business judgment, unanimously approved the Portfolio Restructuring, the calling of a shareholder meeting, and the submission of the proposal to shareholders. If shareholders approve the proposal, the Amended Advisory Agreement will increase the investment advisory fee paid to the Adviser. A copy of the Amended Advisory Agreement and the revised fee schedule is attached as Exhibit A hereto.

If shareholders do not approve the proposed Amended Advisory Agreement, then the retention of Loomis Sayles, Brandywine Global, and AXA IM as sub-advisers for the Portfolio and the proposed changes to the Portfolio’s investment strategy and policies, performance benchmark, and name would not go into effect. Instead, the Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment strategy, and its investment advisory fee rate will remain unchanged. In that event, the Board may further consider other alternatives for the Portfolio, such as liquidating the Portfolio or reorganizing the Portfolio into another investment company.

Contractholders will be given the opportunity to vote on the Amended Advisory Agreement and, subject to the terms described in their applicable Contracts, will be able to reallocate investments to other investment options available under their Contracts if they chose to do so.

Current Advisory Agreement and Investment Advisory Fee

The Adviser serves as the adviser of the Portfolio pursuant to an Investment Advisory Agreement (the “Current Advisory Agreement”) between the Trust and the Adviser dated November 13, 2019. Pursuant to the Current Advisory Agreement, the Adviser provides investment advisory and certain related management and administrative services to the Portfolio. The Current Advisory Agreement was last submitted to shareholders for approval on October 25, 2018, at which time it was approved by the Portfolio’s shareholders in anticipation of a change of control of the Adviser.1

Under the Current Advisory Agreement, the Portfolio pays the Adviser an investment advisory fee at the annual rate of 0.15% of the Portfolio’s average daily net assets. Because the Portfolio operates as a “fund-of-funds,” the Portfolio also indirectly pays investment management fees and other fees and expenses on its investments in each Underlying Portfolio and Underlying ETF.

The following table shows the amount of the investment advisory fee paid by the Portfolio to the Adviser for the fiscal year ended December 31, 2019, before and after waivers:

	Advisory Fee	Amount of Fees Waived and Expenses Assumed by the Adviser Pursuant to Expense Limitation Arrangement	Advisory Fee Paid to the Adviser After Fee Waiver and/or Expense Reimbursement
Portfolio	$267,241	$120,832	$146,409

In percentage terms, the annual investment advisory fee paid by the Portfolio to the Adviser for the fiscal year ended December 31, 2019, was 0.15% of average daily net assets, before waiver, and 0.08% of average daily net assets, after waiver.

[1]	In 2018 AXA S.A. (“AXA”), a French insurance holding company, announced its intention to sell over time all of its interest in Equitable Holdings, Inc. (“Equitable”) (formerly AXA Equitable Holdings Inc.), the indirect parent company of the Adviser, through a series of sales of Equitable’s common stock (the “Sell-Down Plan”). It was anticipated that one or more of the transactions contemplated as part of the Sell-Down Plan would result in a change of control of the Adviser and the automatic termination of the Investment Advisory Agreement between the Adviser and the Trust with respect to the Portfolio. As a result of such transactions, on March 25, 2019, a new Investment Advisory Agreement, whose terms are not materially different from the prior agreement, between the Adviser and the Trust with respect to the Portfolio became effective, and on November 13, 2019, a new Investment Advisory Agreement, whose terms are not materially different from the prior agreement, between the Adviser and the Trust with respect to the Portfolio (i.e., the Current Advisory Agreement) became effective.

Proposed Amended Advisory Agreement and Investment Advisory Fee

If shareholders approve the proposal, under the Amended Advisory Agreement, the Restructured Portfolio will pay the Adviser an investment advisory fee at a higher annual rate of the Restructured Portfolio’s average daily net assets, as follows:

First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
0.600%	0.580%	0.560%	0.540%	0.530%

Other than the investment advisory fee rate change, all of the terms of the Amended Advisory Agreement with respect to the Restructured Portfolio are identical to the terms of the Current Advisory Agreement with respect to the Portfolio.

The following table shows the amount of the investment advisory fee that would have been paid by the Restructured Portfolio to the Adviser for the fiscal year ended December 31, 2019 (without taking into account the effect of any expense limitation arrangement), if the proposed investment advisory fee rate set forth above had been in effect during that period. The percentage increase in the investment advisory fee reflects that the Restructured Portfolio’s use of a multi-advised strategy and direct investments in securities, when compared to the fund-of-funds structure of the Portfolio, would result in a significant increase in the Adviser’s costs of operating the Portfolio, including costs of hiring and overseeing each of Loomis Sayles, Brandywine Global, and AXA IM, which would be paid by the Adviser, not the Portfolio.

	Advisory Fee	Percentage Increase Over the Fee the Portfolio Would Have Paid (Prior to Fee Waiver and/or Expense Reimbursement) Under the Current Investment Advisory Fee Rate
Restructured Portfolio	$1,069,098	300%

Although the Adviser and the Board are proposing an increase in the investment advisory fee rate, it is expected that the increase would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the current fund-of-funds strategy. In addition, for administrative services, the Portfolio would pay the Adviser an asset-based administration fee at the same rate. If the Portfolio Restructuring is implemented, it is estimated that the total annual operating expense ratio (including acquired fund fees and expenses, if any) of each class of shares of the Portfolio, for the fiscal year following the Portfolio Restructuring, will be lower than the total annual operating expense ratio (including acquired fund fees and expenses) of each class of shares of the Portfolio for the fiscal year ended December 31, 2019. For a more detailed comparison of fees and expenses, see “Comparative Fee and Expense Information” below. Furthermore, if the Portfolio Restructuring is implemented, the Adviser would agree, through at least April 30, 2021, to a new contractual expense limitation arrangement, as described below.

The Portfolio currently is subject to a contractual expense limitation arrangement. Pursuant to the current contract, the Adviser has agreed, through April 30, 2021, to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Portfolio so that the annual operating expenses (including acquired fund fees and expenses) of the Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.10% for Class A and Class B shares and 0.85% for Class K shares of the Portfolio. This contractual expense limitation arrangement may be terminated by the Adviser at any time after April 30, 2021.

If the proposal described herein is approved, the Adviser proposes to enter into a new contractual expense limitation arrangement. Under the proposed contract, the Adviser would agree, through at least April 30, 2021, to make payments or waive all or a portion of its management, administrative and other fees to limit the expenses of the Restructured Portfolio so that the annual operating expenses (including acquired fund fees and expenses) of the Restructured Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.95% for Class A and Class B shares and 0.70% for Class K shares of the Portfolio. This contractual expense limitation arrangement may be terminated by the Adviser at any time after April 30, 2021. The proposed new contractual expense caps for the Restructured Portfolio are lower than the current contractual expense caps for the Portfolio.

As under the Current Advisory Agreement, the investment advisory fee under the Amended Advisory Agreement will be computed daily and will be paid to the Adviser on a monthly basis. The Adviser, in turn, will be responsible for paying the sub-advisory fees to Loomis Sayles, Brandywine Global, and AXA IM. The Restructured Portfolio will not pay the sub-advisory fees directly.

Pursuant to the Amended Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Trust, provides or oversees the provision of all investment advisory, portfolio management and certain administrative services to the Restructured Portfolio. The Adviser has supervisory responsibility for the management and investment of the Restructured Portfolio’s assets and develops the investment objective and investment policies for the Restructured Portfolio. The Adviser also has full discretion to make all determinations with respect to the investment of the Restructured Portfolio’s assets.

Pursuant to the Amended Advisory Agreement, the Adviser is authorized to enter into investment sub-advisory agreements for investment advisory services in connection with the management of the Restructured Portfolio. The Adviser continues to have responsibility for all investment advisory services performed pursuant to any investment sub-advisory agreements. Pursuant to the Amended Advisory Agreement, the Adviser also reviews the performance of sub-advisers for the Restructured Portfolio, and makes recommendations to the Board with respect to the retention of sub-advisers and the renewal of investment sub-advisory agreements for the Restructured Portfolio. The Trust has obtained from the SEC an Exemptive Order that permits the Adviser, subject to approval by the Board, to hire, terminate and replace sub-advisers for the Restructured Portfolio and to amend investment sub-advisory agreements between the Adviser and sub-advisers without obtaining shareholder approval, subject to certain conditions. These conditions require, among other things, that, within 90 days of the hiring of a new sub-adviser, shareholders be furnished all information about the new sub-adviser and the new investment sub-advisory agreement that would be included in a proxy statement. However, the Adviser may not enter into an investment sub-advisory agreement on behalf of the Restructured Portfolio with an “affiliated person” of the Adviser unless the investment sub-advisory agreement is approved by the Restructured Portfolio’s shareholders. This Proxy Statement furnishes to shareholders all such information about the intended hiring of Loomis Sayles, Brandywine Global, and AXA IM as new sub-advisers, subject to shareholder approval of the Amended Advisory Agreement. The Adviser is responsible for overseeing sub-advisers and recommending to the Board the hiring, termination and replacement of sub-advisers. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of sub-advisers by the Adviser and the Trustees.

The Adviser also administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust’s custodian or transfer agent. The management services of the Adviser to the Trust are not exclusive under the terms of the Amended Advisory Agreement, and the Adviser is free to, and does, render investment management services to other pooled investment vehicles.

Reasons for Proposed Amended Advisory Agreement

The Adviser and the Board have proposed the Amended Advisory Agreement and the increased investment advisory fee rate in order to effect a restructuring of the Portfolio. An increased investment advisory fee rate will enable the Adviser to retain Loomis Sayles, Brandywine Global, and AXA IM as the new sub-advisers for the Portfolio and enable Loomis Sayles, Brandywine Global, and AXA IM to implement a new multi-advised investment strategy for the Portfolio. The restructuring would provide investors with the benefit of having Loomis Sayles, Brandywine Global, and AXA IM as the sub-advisers to the Restructured Portfolio, including obtaining access to Loomis Sayles’, Brandywine Global’s, and AXA IM’s various investment strategies and industry experience and expertise. The Adviser also believes that the factors that differentiate the Restructured Portfolio from the Portfolio and many of the Trust’s other fixed income options, including its use of a blend of active fixed income strategies (core, core plus, and high yield) combined with direct investment in debt securities as well as other financial instruments, would enhance the range of investment options for investors. See “Description of the Proposed Portfolio Restructuring” below.

Because the Restructured Portfolio, unlike the Portfolio, will implement its investment strategy primarily through the direct purchase and sale of debt securities and the use of other financial instruments, each of Loomis Sayles, Brandywine Global, and AXA IM will be responsible for day-to-day security selection for an allocated portion of the Restructured Portfolio. The Adviser believes the sub-advisory fee rates for Loomis Sayles, Brandywine Global, and AXA IM reflect the increased operational and investment management responsibilities and corresponding costs to be incurred by Loomis Sayles, Brandywine Global, and AXA IM. In turn, hiring Loomis Sayles, Brandywine Global, and AXA IM and overseeing the implementation of a multi-advised investment strategy, when compared to the current “fund-of-funds” structure, will result in increased costs for the Adviser. The Restructured Portfolio’s investment strategies will also involve the use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. In short, the Adviser believes that the proposed Amended Advisory Agreement and increased contractual investment advisory fee rate will enable it to: (i) retain and pay each of Loomis Sayles, Brandywine Global, and AXA IM an appropriate sub-advisory fee to handle day-to-day security selection, research and trading for its allocated portion of the Restructured Portfolio, and (ii) incur the increased costs in connection with the proposed changes to the Restructured Portfolio. The Adviser will continue to provide or oversee the provision of all investment advisory, portfolio management and administrative services to the Portfolio. The Adviser will also have supervisory responsibility for the management and investment of the Portfolio’s assets and will develop the investment objective and investment policies for the Portfolio. In addition, the Adviser will be responsible for the oversight of Loomis Sayles, Brandywine Global, and AXA IM. The Adviser will play an active role in monitoring the Portfolio and Loomis Sayles, Brandywine Global, and AXA IM and will monitor Loomis Sayles’, Brandywine Global’s, and AXA IM’s portfolio management teams to determine whether their investment activities remain consistent with the Portfolio’s investment style and objective.

It is expected that, in connection with the Portfolio Restructuring, the Portfolio will liquidate substantially all of its portfolio holdings and hold cash, and the Restructured Portfolio will use the cash to invest in securities that are consistent with its investment objective and principal investment strategy. The sale of portfolio holdings by the Portfolio may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. It could also result in these same risks for the Underlying Portfolios of the Portfolio in connection with raising cash to pay the redemption proceeds. Contractholders will not recognize any gain or loss for federal income tax purposes as a result of the Portfolio Restructuring.

After considering all relevant factors, including the explanation and rationale provided by the Adviser, the current expense ratios of the Portfolio and the lower estimated expense ratios of the Restructured Portfolio (each including acquired fund fees and expenses), and the enhancements that would be reflected in the Restructured Portfolio, the Board, acting in the exercise of its business judgment, approved the Amended Advisory Agreement, including increasing the investment advisory fee rate. The Board also approved appointing Loomis Sayles, Brandywine Global, and AXA IM as the new investment sub-advisers for the Restructured Portfolio. See “Matters Considered by the Board” below. Implementation of these changes is subject to receipt of the required shareholder approval with respect to the Amended Advisory Agreement, including the increased investment advisory fee rate. Shareholder approval of the Adviser’s retention of Loomis Sayles, Brandywine Global, and AXA IM, however, is not required pursuant to the above-described Exemptive Order that the Trust and the Adviser received from the SEC.

Comparative Fee and Expense Information

The following fee table provides: (i) historical information about the fees and expenses of shares of the Portfolio for the fiscal year ended December 31, 2019, based on the current contractual investment advisory fee rate and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Restructured Portfolio for the fiscal year ended December 31, 2019, assuming the increased contractual investment advisory fee rate and the new sub-advisory arrangements with Loomis Sayles, Brandywine Global, and AXA IM had been in effect during that period. The following fee table does not reflect any fees and expenses associated with Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Portfolio	Restructured Portfolio
Not Applicable.	Not Applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Current Portfolio Operating Expenses (as of 12/31/19)		Current Portfolio Operating Expenses (as of 12/31/19)		Current Portfolio Operating Expenses (as of 12/31/19)		Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)		Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)		Estimated Pro Forma Operating Expenses (Assuming Proposal Implemented)
	Portfolio (Class A)		Portfolio (Class B)		Portfolio (Class K)		Restructured Portfolio (Class A)		Restructured Portfolio (Class B)		Restructured Portfolio (Class K)
Management Fee	0.15%		0.15%		0.15%		0.60%		0.60%		0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%		0.25%		0.00%		0.25%		0.25%		0.00%
Other Expenses	0.22%		0.22%		0.22%		0.23%		0.23%		0.23%
Acquired Fund Fees and Expenses	0.55%		0.55%		0.55%		0.00%		0.00%		0.00%
Total Annual Portfolio Operating Expenses	1.17%		1.17%		0.92%		1.08%		1.08%		0.83%
Fee Waiver and/or Expense Reimbursement	-0.07%	[1]	-0.07%	[1]	-0.07%	[1]	-0.13%	[2]	-0.13%	[2]	-0.13%	[2]
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%		1.10%		0.85%		0.95%		0.95%		0.70%

1	Pursuant to a contract, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.10% for Class A and Class B shares of the Portfolio and 0.85% for Class K shares of the Portfolio. This expense limitation arrangement may be terminated by the Adviser at any time after April 30, 2021.
2	If the proposal is implemented, the Adviser will contractually agree to make payments or waive its management, administrative and other fees to limit the expenses of the Restructured Portfolio through April 30, 2021 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Restructured Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 0.95% for Class A and Class B shares of the Restructured Portfolio and 0.70% for Class K shares of the Restructured Portfolio. This expense limitation arrangement may be terminated by the Adviser at any time after April 30, 2021.

Expense Examples

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment advisory fee rate during the fiscal year ended December 31, 2019, with the cost of investing in the Restructured Portfolio assuming the increased investment advisory fee rate and the new sub-advisory arrangements with Loomis Sayles, Brandywine Global, and AXA IM had been in effect for the fiscal year ended December 31, 2019. These Expense Examples assume that you invest $10,000 in the Portfolio (or the Restructured Portfolio) for the time periods indicated and then redeem all of your shares at the end of these periods. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s (or the Restructured Portfolio’s) total operating expenses are those in the above fee table, and that the expense limitation arrangement with respect to the Portfolio (or the Restructured Portfolio) is not renewed. The Expense Examples do not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Expense Example Based on Operating Expenses for the Portfolio:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$112	$365	$637	$1,414
Class B	$112	$365	$637	$1,414
Class K	$87	$286	$502	$1,125

Expense Example Based on Estimated Pro Forma Operating Expenses for the Restructured Portfolio:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$97	$331	$583	$1,305
Class B	$97	$331	$583	$1,305
Class K	$72	$252	$448	$1,013

Additional Fee Information

The proposed new contractual sub-advisory fee rates are set forth below. The Adviser, not the Restructured Portfolio, will pay the sub-advisory fees.

Portfolio	Sub-Advisers	Contractual Sub-Advisory Fee Rate
Portfolio	(No sub-advisers)	(No sub-advisory fee)
Restructured Portfolio	Loomis Sayles†	0.180% of average daily net assets
	Brandywine Global*	0.150% First $100 Million 0.130% Next $400 Million 0.100% Thereafter
	AXA IM*	0.390% First $50 Million 0.370% Next $200 Million 0.350% Next $250 Million 0.330% Thereafter

†	The sub-advisory fee is calculated based on the assets managed by the investment sub-adviser in the Restructured Portfolio.
*	For purposes of calculating the sub-advisory fee rate, the assets managed by the investment sub-adviser in the Restructured Portfolio will be aggregated with the assets managed by the investment sub-adviser in one or more other mutual funds for which the investment sub-adviser serves as investment sub-adviser and the Adviser serves as investment adviser.

The Adviser also provides administrative services to the Trust. For administrative services, in addition to the management fee, the Portfolio currently pays the Adviser its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with the assets of all the other portfolios of the Trust and the assets of multiple portfolios of EQ Advisors Trust (together the “Aggregated Portfolios”), all of which are managed by the Adviser. The asset-based administration fee is equal to an annual rate of 0.140% of the first $60 billion of the aggregate average daily net assets of the Aggregated Portfolios; 0.110% on the next $20 billion; 0.0875% on the next $20 billion; and 0.080% thereafter. The administration fee paid by the Portfolio to the Adviser during the fiscal year ended December 31, 2019, was approximately $219,454 (without taking into account the effect of any expense limitation arrangement).

If the proposal is approved by shareholders, for administrative services, in addition to the new advisory fee rate, the Restructured Portfolio will pay the Adviser an asset-based administration fee at the same rate.

AXA Distributors, an affiliate of the Adviser, serves as the distributor for the Class A, Class B and Class K shares of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class A and Class B shares. Under the Distribution Plan, the Class A and Class B shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolio. The distribution and/or service (12b-1) fee may be retained by AXA Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for the Portfolio’s Class A and Class B shares is 0.25% of the average daily net assets attributable to Class A and Class B shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time, the fees for Class A and Class B shares will increase your cost of investing and may cost you more than other types of charges. For the fiscal year ended December 31, 2019, Class A and Class B of the Portfolio paid $291,383 and $118,860, respectively, in 12b-1 fees to AXA Distributors.

AXA Distributors also may receive payments from certain investment advisers or sub-advisers of the Underlying Portfolios or Underlying ETFs or their affiliates to help defray expenses for sales meetings, seminar sponsorships, and similar expenses that may relate to the Contracts and/or the investment advisers’ or sub-advisers’ respective Underlying Portfolios and Underlying ETFs. These sales meetings or seminar sponsorships may provide the investment advisers and sub-advisers with increased access to persons involved in the distribution of the Contracts. AXA Distributors also may receive other marketing support from the investment advisers or sub-advisers in connection with the distribution of the Contracts.

The Adviser and AXA Distributors will continue to provide administrative services and distribution services, respectively, if the proposal is approved by shareholders.

To the extent permitted by law and in accordance with procedures established by the Board, each portfolio of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a sub-adviser, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended December 31, 2019, the Portfolio did not engage in brokerage transactions with any such brokers.

Current Investment Objective and Principal Investment Strategy of the Portfolio

The current investment objective of the Portfolio is to seek to achieve high total return through a combination of current income and capital appreciation. The Portfolio’s investment objective and principal investment strategy are non-fundamental, which means they may be changed by the Board without shareholder approval. No assurance can be given that the Portfolio will achieve its investment objective.

The Portfolio currently operates as a bond fund-of-funds, meaning it currently invests substantially all of its assets in shares of other investment companies that invest primarily in debt securities rather than investing directly in debt securities and other financial instruments.

The Portfolio pursues its investment objective by investing in Underlying Portfolios and Underlying ETFs comprising various asset categories and strategies. The Portfolio invests in Underlying Portfolios and Underlying ETFs such that at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”), which may include derivatives exposure to bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes, debentures, bank loans, bonds in multiple sectors including, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers, including issuers located in emerging markets, are examples of debt securities. The Portfolio allocates its assets to Underlying Portfolios and Underlying ETFs that invest among various asset categories. The asset categories and strategies of the Underlying Portfolios and

Underlying ETFs in which the Portfolio invests are as follows: bank loans, emerging markets debt, floating rate securities, global bond, high yield bond, inflation linked securities, international bond, money market, U.S. government bond, U.S. investment grade bond, and U.S. short term investment grade bond.

In addition, the Portfolio may invest in Underlying Portfolios and Underlying ETFs that employ derivatives (including futures contracts) for a variety of purposes, including to reduce risk, to seek enhanced returns from certain asset classes, and to leverage exposure to certain asset classes.

The Adviser selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. In selecting Underlying Portfolios and Underlying ETFs, the Adviser utilizes a proprietary investment process that may take into consideration a number of factors including, as appropriate and applicable, fund performance, management team, investment style, correlations, asset class exposure, industry classification, benchmark, risk adjusted return, volatility, expense ratio, asset size and portfolio turnover. For purposes of complying with the 80% policy identified above, the Adviser identifies Underlying Portfolios and Underlying ETFs in which to invest by reference to such Underlying Portfolio’s or Underlying ETF’s name and investment policies at the time of investment. An Underlying Portfolio or Underlying ETF that changes its name or investment policies subsequent to the time of the Portfolio’s investment may continue to be considered an appropriate investment for purposes of the 80% policy. For purposes of asset category target allocations, where an Underlying Portfolio or Underlying ETF could be assigned to more than one asset category (e.g., international bond and global bond asset categories), the Adviser may, in its discretion, assign an Underlying Portfolio or Underlying ETF to one or more asset categories. The Adviser may add new Underlying Portfolios and Underlying ETFs or replace or eliminate existing Underlying Portfolios and Underlying ETFs without shareholder approval. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Adviser may sell the Portfolio’s holdings for a variety of reasons, including to invest in an Underlying Portfolio or Underlying ETF believed to offer superior investment opportunities.

If shareholders do not approve the proposed Amended Advisory Agreement, then the proposed changes to the Portfolio’s investment strategy and policies, and performance benchmark, as described below, would not go into effect.

Description of the Proposed Portfolio Restructuring

The Portfolio’s current investment objective, which is to seek to achieve high total return through a combination of current income and capital appreciation, will not change as a result of the Portfolio Restructuring.

Description of Principal Investment Strategy Changes.    The Portfolio currently operates as a bond fund-of-funds, meaning it currently invests substantially all of its assets in shares of Underlying Portfolios and Underlying ETFs that invest primarily in debt securities rather than investing directly in debt securities and other financial instruments. The Restructured Portfolio, however, would have a new investment strategy pursuant to which it would allocate its assets among three or more investment sub-advisers, each of which would actively manage its portion of the Restructured Portfolio using a different yet complementary investment strategy. Each sub-adviser would invest its allocated portion of the Restructured Portfolio’s assets directly in securities of various companies and other issuers according to its investment strategy rather than the Portfolio investing in underlying funds. As such, the Restructured Portfolio would invest directly in debt securities and other financial instruments, including derivatives.

Following the Portfolio Restructuring, the Restructured Portfolio will pursue its investment objective by, under normal circumstances, investing at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of U.S. and foreign bonds or other debt securities of varying maturities and other instruments that provide investment exposure to such debt securities, including forwards or derivatives such as options, futures contracts or swap agreements. Under normal circumstances, the Restructured Portfolio will invest primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government securities, corporate securities, and mortgage- and asset-backed securities.

The Restructured Portfolio may invest in securities of any maturity. Under normal circumstances, it is expected that the average portfolio duration of the Restructured Portfolio will be within 5 years of the duration of the benchmark. As of December 31, 2019, the average duration of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was 5.87 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses. As a separate measure, there is no limit on the weighted average maturity of the Restructured Portfolio’s fixed income portfolio.

The Restructured Portfolio may invest in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including securities and instruments that are economically tied to emerging market countries. The Restructured Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 40% of its total assets (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity).

The portfolio managers intend to maintain an average weighted portfolio quality of BBB- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Restructured Portfolio may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below investment grade by Standard & Poor’s Global Ratings (“S&P”), Fitch, Inc. (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser or a sub-adviser to be of comparable quality. The below investment grade securities in which the Restructured Portfolio invests are generally rated at least CC by S&P or Fitch or at least Ca by Moody’s or, if unrated, determined by the Adviser or a sub-adviser to be of comparable quality. The Restructured Portfolio may continue to hold securities that are downgraded below these ratings (or that default) subsequent to purchase. The Restructured Portfolio does not normally invest in securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Restructured Portfolio may have exposure to securities rated below CC or Ca, or to securities that are in default or have defaulted, through its investments in certain derivatives described below.

The Restructured Portfolio may invest, without limitation, in forwards and derivative instruments such as options, futures contracts, structured securities or swap agreements (including total return swaps, credit default swaps and interest rate swaps), and in mortgage- and asset-backed securities, subject to applicable law and any other restrictions described in the Restructured Portfolio’s prospectus or Statement of Additional Information. Derivatives may be used for various investment purposes, including to hedge portfolio risk, to gain exposure or to short individual securities, to earn income and enhance return, and to manage duration. The Restructured Portfolio’s investments in derivatives may involve the use of leverage because the Restructured Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Restructured Portfolio’s gain or loss.

The Restructured Portfolio may enter into foreign currency exchange transactions to hedge against currency exposure in its portfolio. The Restructured Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. The Restructured Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (such as contracts for derivative instruments) or by using other investment techniques (such as buy backs or dollar rolls). The Restructured Portfolio may invest in privately placed and restricted securities, collateralized loan obligations, inflation-indexed bonds, convertible bonds, preferred securities, bank loans, and loan participations and assignments. The Restructured Portfolio may also invest in zero coupon and pay-in-kind securities. The Restructured Portfolio may engage in active and frequent trading to achieve its investment objective.

Notwithstanding the foregoing, the Portfolio may receive instruments prohibited or not contemplated herein through the conversion, exchange, reorganization, corporate action or bankruptcy of an otherwise permissible investment. The Portfolio may hold or dispose of these investments at the portfolio managers’ discretion.

Description of Performance Benchmark Change.    The proposed change to the Portfolio’s performance benchmark is summarized below.

Current Performance Benchmark	Proposed Performance Benchmark
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index

The proposed performance benchmark for the Restructured Portfolio better reflects the markets in which the Restructured Portfolio invests.

Principal Risks of Investing in the Restructured Portfolio.    The risks identified below are the principal risks of investing in the Restructured Portfolio. An investment in the Restructured Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Restructured Portfolio. There can be no assurance that the Restructured Portfolio will achieve its investment objective. The most significant risks are presented first, followed by additional principal risks in alphabetical order.

Interest Rate Risk:    Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Restructured Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Restructured Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Restructured Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A significant or rapid rise in interest rates could result in losses to the Restructured Portfolio.

Credit Risk:    The Restructured Portfolio is subject to the risk that the issuer of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments, or otherwise honor its obligations, which may cause the Restructured Portfolio’s holdings to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Foreign Securities Risk:    Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Restructured Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:    Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

Emerging Markets Risk:    Investments in emerging market countries are more susceptible to loss than investments in more developed foreign countries and may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in more developed foreign countries. Emerging market countries may be more likely to experience rapid and significant adverse developments in their political or economic structures, restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or nationalize or expropriate the assets of private companies, which may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of the Restructured Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of more developed foreign countries, and emerging market countries often have less uniformity in accounting, auditing and financial reporting requirements and less reliable clearance and settlement, registration and custodial procedures. Securities of issuers traded on foreign exchanges may be suspended. The likelihood of such suspensions may be higher for securities of issuers in emerging market countries than in countries with more developed markets.

European Economic Risk:    The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Restructured Portfolio’s investments and cause it to lose money. On January 29, 2020, the European Parliament approved an agreement for the United Kingdom (“UK”) to leave the EU, commonly referred to as “Brexit,” on January 31, 2020. The effect on the UK’s economy will likely depend on the nature of trade relations with the EU following its exit, a matter scheduled to be negotiated starting March 3, 2020. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Restructured Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Mortgage-Related and Other Asset-Backed Securities Risk:    Declines in the credit quality of and defaults by the issuers of mortgage-related and other asset-backed securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Restructured Portfolio, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related and other asset-backed securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral or other assets underlying mortgage-related and other asset-backed securities will result in a reduction in the value of the securities. Certain collateral may be difficult to locate in the event of default, or may be lost, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In addition, certain mortgage-related and other asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults by borrowers is generally higher in the case of asset or mortgage pools that include subprime assets or mortgages. Furthermore, mortgage-related and other asset-backed securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt or automobile loans). Slower than expected payments can extend the average lives of mortgage-related and other asset-backed securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related and other asset-backed securities and may result in the Restructured Portfolio’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Restructured Portfolio’s income.

Non-Investment Grade Securities Risk:    Bonds rated below BBB by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or below Baa by Moody’s Investors Service, Inc. (or, if unrated, determined by the investment manager to be of comparable quality) are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates. Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The creditworthiness of issuers of non-investment grade debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and reliance on credit ratings may present additional risks.

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the

Restructured Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Restructured Portfolio may maintain cash and cash equivalent positions as part of the Restructured Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Restructured Portfolio’s market exposure, and for other portfolio management purposes. As such, the Restructured Portfolio may maintain cash balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Restructured Portfolio’s performance due to missed investment opportunities and may also subject the Restructured Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Collateralized Loan Obligations Risk:    The risks of an investment in a collateralized loan obligation (“CLO”) depend largely on the quality and type of the collateral and the class or “tranche” of the CLO in which the Restructured Portfolio invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Restructured Portfolio as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid under the Restructured Portfolio’s liquidity policies. CLOs carry risks including, but not limited to: (a) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (b) the risk that the quality of the collateral securities may decline in value or default, particularly during periods of economic downturn; (c) the possibility that the Restructured Portfolio may invest in CLOs that are subordinate to other classes; and (d) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, CLOs can be difficult to value and involve many of the risks associated with debt securities including, but not limited to, interest rate risk and credit risk. The use of CLOs may result in losses to the Restructured Portfolio.

Convertible Securities Risk:    A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and fluctuates in relation to changes in the price of the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Restructured Portfolio is called for redemption, the Restructured Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Derivatives Risk:    The Restructured Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Restructured Portfolio’s returns and increase the volatility of the Restructured Portfolio’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional securities, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Restructured Portfolio’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Restructured Portfolio could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Restructured Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Restructured Portfolio. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Adviser or a Sub-Adviser, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Restructured Portfolio also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Restructured Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Dollar Roll and Sale-Buyback Transactions:    Dollar roll and sale-buyback transactions may increase the Restructured Portfolio’s volatility and may be viewed as a form of leverage. There is also a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Restructured Portfolio.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Restructured Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Restructured Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Restructured Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Restructured Portfolio to leveraging risk.

Government Securities Risk:    Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Restructured Portfolio holds does not apply to the market value of the security or to shares of the Restructured Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.

Inflation-Indexed Bonds Risk:    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to inflation. Inflation-indexed bonds, including Treasury inflation-indexed securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest payments on inflation-linked debt securities can be unpredictable and may vary as the principal and/or interest is adjusted for inflation. In periods of deflation, the Restructured Portfolio may have no income at all from such investments.

Investment Grade Securities Risk:    Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Leveraging Risk:    When the Restructured Portfolio leverages its holdings, the value of an investment in the Restructured Portfolio will be more volatile and all other risks will tend to be compounded. Investments that create leverage can result in losses to the Restructured Portfolio that exceed the amount originally invested and may accelerate the rate of losses (some of which may be sudden or substantial). For certain investments that create leverage, relatively small market fluctuations can result in large changes in the value of such investments. There can be no assurance that the Restructured Portfolio’s use of any leverage will be successful.

Liquidity Risk:    From time to time, there may be little or no active trading market for a particular investment in which the Restructured Portfolio may invest or is invested. In such a market, the value of such an investment and the Restructured Portfolio’s share price may fall dramatically. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Restructured Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Restructured Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Restructured Portfolio. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Restructured Portfolio also may not receive its proceeds from the sale of certain investments for an extended period of time. Certain investments that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell the Restructured Portfolio position can adversely affect the Restructured Portfolio’s value or prevent the Restructured Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Restructured Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Loan Risk:    Loan interests are subject to liquidity risk, prepayment risk, extension risk, the risk of subordination to other creditors, restrictions on resale, and the lack of a regular trading market and publicly available information. Loan interests may be difficult to value and may have extended trade settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Restructured Portfolio to liquidate other securities to meet redemptions and may present a risk that the Restructured Portfolio may incur losses in order to timely honor redemptions. There is a risk that the value of any collateral securing a loan in which the Restructured Portfolio has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Restructured Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans may not be considered “securities,” and purchasers, such as the Restructured Portfolio, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. To the extent that the Restructured Portfolio invests in loan participations and assignments, it is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Restructured Portfolio could be held liable, or may be called upon to fulfill other obligations, as a co-lender.

Market Risk:    The Restructured Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Restructured Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems.

Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Multiple Sub-Adviser Risk:    To a significant extent, the Restructured Portfolio’s performance will depend on the success of the Adviser in allocating the Restructured Portfolio’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment strategies may not work together as planned, which could adversely affect the Restructured Portfolio’s performance. Because each Sub-Adviser directs the trading for its own portion of the Restructured Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Restructured Portfolio may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Restructured Portfolio. In addition, while the Adviser seeks to allocate the Restructured Portfolio’s assets among the Restructured Portfolio’s Sub-Advisers in a manner that it believes is consistent with achieving the Restructured Portfolio’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Restructured Portfolio’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s revenues and profits.

Newly Restructured Portfolio Risk:    The Restructured Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Restructured Portfolio will grow to or maintain an economically viable size, which could result in the Restructured Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Portfolio Management Risk:    The Restructured Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Restructured Portfolio. In addition, many processes used in portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Restructured Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Restructured Portfolio.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Restructured Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk:    Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment Risk and Extension Risk:    Prepayment risk is the risk that the issuer of a security held by the Restructured Portfolio may pay off principal more quickly than originally anticipated. This may occur when interest rates fall. The Restructured Portfolio may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Extension risk is the risk that the issuer of a security held by the Restructured Portfolio may pay off principal more slowly than originally anticipated. This may occur when interest rates rise. The Restructured Portfolio may be prevented from reinvesting the proceeds it would have received at a given time in an investment offering a higher yield.

Privately Placed and Other Restricted Securities Risk:    Restricted securities, which include privately placed securities, are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Difficulty in selling securities may result in a loss or be costly to the Restructured Portfolio. The risk that securities may not be sold for the price at which the Restructured Portfolio is carrying them is greater with respect to restricted securities than it is with respect to registered securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Restructured Portfolio’s net asset value.

Redemption Risk:    The Restructured Portfolio may experience periods of heavy redemptions that could cause the Restructured Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Restructured Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk:    From time to time, based on market or economic conditions, the Restructured Portfolio may have significant positions in one or more sectors of the market. To the extent the Restructured Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Variable and Floating Rate Securities Risk:    The market prices of securities with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of securities with fixed interest rates. Variable and floating rate securities may decline in value if market interest rates or interest rates paid by such securities do not move as expected. Conversely, variable and floating rate securities will not generally rise in value if market interest rates decline. Certain types of floating rate securities may be subject to greater liquidity risk than other debt securities.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk:    When-issued and delayed delivery securities and forward commitments involve the risk that the security the Restructured Portfolio buys will decline in value prior to its delivery. This risk is in addition to the risk that the Restructured Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Restructured Portfolio’s overall investment exposure. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Restructured Portfolio may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Zero Coupon and Pay-in-Kind Securities Risk:    A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Information about the Adviser

The Adviser is organized as a Delaware limited liability company and is a wholly-owned subsidiary of AXA Equitable. AXA Equitable is an indirect wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable”), which is a publicly-owned company. As of December 31, 2019, the Adviser had approximately $116.5 billion in assets under management. The principal offices of the Adviser, AXA Equitable, and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of the Adviser. Unless otherwise noted, the address of each individual is 1290 Avenue of the Americas, New York, New York 10104. None of the officers or directors of the Adviser are also officers or directors of Loomis Sayles, Brandywine Global, or AXA IM.

Name	Title/Responsibilities
Steven M. Joenk	Chairman of the Board, Chief Executive Officer and President of the Adviser
William MacGregor	Executive Vice President, General Counsel and Secretary of the Adviser
Joseph J. Paolo	Senior Vice President and Chief Compliance Officer of the Adviser
Brian E. Walsh	Director of the Adviser
Kenneth T. Kozlowski	Director of the Adviser
Michal Levy	Director of the Adviser

Messrs. Steven M. Joenk, William MacGregor, Joseph J. Paolo, Brian E. Walsh, Kenneth T. Kozlowski, Alwi Chan, Bradley Tobin, James Kelly, Xavier Poutas, and Thomas Lewis and Mses. Mary E. Cantwell, Kiesha T. Astwood-Smith, Carla Byer, Michal Levy, Miao Hu, Helen Lai, Jennifer Mastronardi, Victoria Zozulya, Maureen Kane, Roselle Ibanga, Lisa Perrelli, Lorelei Fajardo, and Helen Espaillat are currently officers (and, in the case of Mr. Joenk, also a Trustee) of the Trust and officers, employees or directors of the Adviser. Certain officers of the Trust who are not directors of the Adviser own securities of AXA and Equitable; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of any such entity.

Information about the New Sub-Advisers

Loomis Sayles is organized as a limited partnership in the State of Delaware. Loomis Sayles was founded in 1926, and is one of the oldest investment advisory firms in the United States. Loomis Sayles is a subsidiary of Natixis Investment Managers, L.P. (“Natixis LP”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. As of December 31, 2019, Loomis Sayles had approximately $297.2 billion in assets under management. The principal office of Loomis Sayles is located at One Financial Center, Boston, MA 02111.

Set forth below are the names, titles and principal occupations of the principal executive officers and partners of Loomis Sayles. Unless otherwise indicated, the address of each individual is One Financial Center, Boston, MA 02111. None of the officers of Loomis Sayles are also officers or directors of the Adviser.

Name	Title/Responsibilities
Loomis, Sayles & Company Incorporated	General Partner of Loomis Sayles
Natixis Investment Managers, L.P.	Limited Partner of Loomis Sayles
Kevin Patrick Charleston	President and Chief Executive Officer of Loomis Sayles, Director and Chairman of General Partner

Name	Title/Responsibilities
Daniel Joseph Fuss	Director of General Partner and Vice Chairman and Executive Vice President of Loomis Sayles
John Francis Gallagher	Director of General Partner and Executive Vice President and Director of Institutional Sales of Loomis Sayles
John Robert Gidman	Director of General Partner and Executive Vice President and Chief Operating Officer of Loomis Sayles
Donald Patrick Ryan	Chief Compliance Officer and Vice President and Counsel of Loomis Sayles
Jaehoon Park	Director of General Partner and Executive Vice President and Chief Investment Officer of Loomis Sayles
Jean Susan Loewenberg	Director of General Partner and General Counsel, Executive Vice President and Secretary of Loomis Sayles
John Frederick Russell	Director of General Partner and Executive Vice President of Loomis Sayles
Paul Joseph Sherba	Director of General Partner and Executive Vice President and Chief Financial Officer of Loomis Sayles
David Louis Waldman	Director of General Partner and Executive Vice President and Deputy Chief Investment Officer of Loomis Sayles
David Lawrence Giunta*	Director of General Partner
Jean Raby*	Director of General Partner
Beverly Mills Bearden*	Director of General Partner
Aziz Veysi Hamzaogullari	Director of General Partner and Executive Vice President and Chief Investment Officer of the Growth Equity Strategies
Elaine Marie Stokes	Director of General Partner and Executive Vice President and Portfolio Manager of Loomis Sayles
Matthew James Eagan	Director of General Partner and Executive Vice President and Portfolio Manager of Loomis Sayles
Richard George Raczkowski	Director of General Partner and Executive Vice President and Portfolio Manager of Loomis Sayles
Maurice Paul Leger	Director of General Partner and Executive Vice President and Director of Product Management and Strategic Planning of Loomis Sayles

*	The address of each individual is 888 Boylston Street, Boston, Massachusetts, 02199.

Brandywine Global is a limited liability company organized in the State of Delaware. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2019, Brandywine Global had approximately $76.2 billion in assets under management. The principal office of Brandywine Global is located at 1735 Market Street, Philadelphia, Pennsylvania 19103.

Set forth below are the names, titles and principal occupations of the principal executive officers of Brandywine Global. Unless otherwise indicated, the address of each individual is 1735 Market Street, Philadelphia, Pennsylvania 19103. None of the officers of Brandywine Global are also officers or directors of the Adviser.

Name	Title/Responsibilities
Gregg Gorman*	Managing Director and Treasurer
Terry Johnson*	Head of Global Distribution
Patricia Lattin*	Chief Human Resources Officer
David Hoffman	Managing Director and Portfolio Manager
Adam Spector	Managing Director
Henry Otto	Managing Director and Portfolio Manager
Stephen Smith	Managing Director and Portfolio Manager
Steven Tonkovich	Managing Director and Portfolio Manager
Patrick Kaser	Managing Director and Portfolio Manager
Mark Glassman	Chief Administrative Officer
Christopher Marzullo	General Counsel and Chief Compliance Officer

*	The address of each individual is 100 International Drive, Baltimore, Maryland 21202.

AXA IM is a corporation organized in the State of Delaware. AXA IM is a wholly-owned subsidiary of AXA Investment Managers, S.A., a global investment management company headquartered in Paris, France. As of December 31, 2019, AXA IM had approximately $72.8 billion in assets under management. The principal office of AXA IM is located at 100 W. Putnam Avenue, Greenwich, Connecticut 06830.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AXA IM. The address of each individual is 100 W. Putnam Avenue, Greenwich, Connecticut 06830. None of the officers of AXA IM are also officers or directors of the Adviser.

Name	Title/Responsibilities
Travis Martin Pauley	Regional Head of Compliance
Gérald Harlin	Chairman of the Board and Director
Marcello Arona	Head of AXA IM, Inc., Americas Chief Financial Officer and Director
David Paul Atterbury	Chief Operating Officer
John Christopher Brown	Chief Compliance Officer

None of the officers or trustees of the Trust are officers, employees, directors or shareholders of Loomis Sayles, Brandywine Global, or AXA IM. None of the officers or trustees of the Trust own securities or have any other material investment in Loomis Sayles, Brandywine Global, or AXA IM.

Portfolio Managers for the Restructured Portfolio

The Restructured Portfolio will be managed by a team of portfolio managers and other investment professionals.

Information about the members of the Adviser’s team who will be jointly and primarily responsible for the selection, monitoring and oversight of the Restructured Portfolio’s sub-advisers is as follows:

Kenneth T. Kozlowski, CFP®, ChFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for each Portfolio since its inception.

Alwi Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable.

Information about each sub-adviser’s portfolio managers who will be jointly and primarily responsible for the day-to-day securities selection, research and trading for that sub-adviser’s allocated portion of the Restructured Portfolio is as follows:

Loomis Sayles

Kurt L. Wagner, CFA®, CIC, is a Vice President of Loomis Sayles and a portfolio manager for the Loomis Sayles Intermediate Duration Bond and Limited Term Government & Agency funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Short Duration, Intermediate Duration, Core and Corporate Bond strategies. Mr. Wagner joined Loomis Sayles in 1994 and has 41 years of investment industry experience.

Christopher T. Harms is a Vice President of Loomis Sayles, portfolio manager for the Loomis Sayles fixed income group and co-head of the relative return team. He co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core, Intermediate Duration and Short Duration strategies. Mr. Harms joined Loomis Sayles in 2010 and has 39 years of investment industry experience.

Clifton V. Rowe, CFA®, is a Vice President of Loomis Sayles and portfolio manager for the Loomis Sayles fixed income group and the mortgage and structured finance group. He co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds, in addition to the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core, Short Duration, and Intermediate Duration strategies and the Loomis Sayles Securitized Asset Fund. Mr. Rowe joined Loomis Sayles in 1992 and has 27 years of investment industry experience.

Daniel Conklin is a Vice President of Loomis Sayles and an associate portfolio manager for the relative return team. He co-manages the Loomis Sayles Intermediate Duration Bond and Limited Term Government & Agency funds, as well as the Natixis Loomis Sayles Short Duration Income ETF. He also co-manages the Loomis Sayles Core Fixed Income, Short Duration Fixed Income and Intermediate Duration Fixed Income strategies. Mr. Conklin joined Loomis Sayles in 2012 and has nine years of investment industry experience.

Brandywine Global

Anujeet Sareen, CFA®, is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.

Gary P. Herbert, CFA®, is a portfolio manager and head of Global Credit for Brandywine Global. Gary joined Brandywine Global in March 2010, bringing with him over 20 years of high yield experience. Previously, Gary was a Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); a Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); and an Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management.

Tracy Chen, CFA®, CAIA is a portfolio manager and head of Structured Credit for Brandywine Global. Tracy is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China, as an international corporate finance associate (1995-1999).

AXA IM

Carl Whitbeck, CFA® is Global Head of High Yield & U.S. Active Fixed Income at AXA IM. Mr. Whitbeck joined AXA IM in 2002 as a U.S. high yield analyst. Since joining AXA IM, he has served in various capacities within the U.S. High Yield team, including research analyst, head of research, as well as portfolio manager for U.S. High Yield portfolios and several Global High Yield portfolios.

Robert Houle, CFA® is a U.S. High Yield Portfolio Manager and Analyst at AXA IM. Prior to joining AXA IM in 2005 as a U.S. high yield analyst, Mr. Houle was a trader at Lehman Brothers.

Funds with Similar Investment Objectives Advised by the Adviser

The following tables list the names of other mutual funds advised by the Adviser with investment objectives similar to the investment objective of the Portfolio, and set forth the rate of compensation for the Adviser for its advisory services to such mutual funds and the net assets of such mutual funds.

Portfolios*	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter	Net Assets†
1290 VT DoubleLine Opportunistic Bond Portfolio	0.600%	0.575%	0.550%	0.530%	0.520%	$475,374,329
1290 VT High Yield Bond Portfolio	0.600%	0.580%	0.560%	0.540%	0.530%	$217,359,647
EQ/AB Short Duration Government Bond Portfolio	0.450%	0.430%	0.410%	0.390%	0.380%	$1,546,387,560
EQ/Franklin Strategic Income Portfolio	0.590%	0.490%	0.440%	0.430%	0.370%	$117,336,597
EQ/PIMCO Real Return Portfolio	0.500%	0.475%	0.450%	0.430%	0.420%	$80,322,701
EQ/PIMCO Total Return Portfolio	0.500%	0.475%	0.450%	0.430%	0.420%	$293,239,488
EQ/PIMCO Ultra Short Bond Portfolio	0.500%	0.475%	0.450%	0.430%	0.420%	$1,352,343,008
EQ/Quality Bond PLUS Portfolio	0.400%	0.380%	0.360%	0.340%	0.330%	$1,600,646,104
Multimanager Core Bond Portfolio	0.550%	0.530%	0.510%	0.490%	0.480%	$905,974,470

†	As of December 31, 2019.
*	In the interest of limiting through April 30, 2021 (unless the Board of Trustees of EQ Advisors Trust consents to an earlier revision or termination of this arrangement) the expenses of each portfolio listed in the following table, the Adviser has entered into an expense limitation agreement with EQ Advisors Trust with respect to each portfolio (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each portfolio so that the annual operating expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, fees and expenses of other investment companies and investment vehicles in which the portfolio invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below:

Portfolios	Total Expenses Limited to (% of average daily net assets)
	Class IA	Class IB	Class K
1290 VT DoubleLine Opportunistic Bond Portfolio±	N/A	0.95%	0.70%
1290 VT High Yield Bond Portfolio	N/A	1.00%	0.75%
EQ/AB Short Duration Government Bond Portfolio	0.80%	0.80%	0.55%
EQ/Franklin Strategic Income Portfolio±	N/A	0.93%	0.68%
EQ/PIMCO Real Return Portfolio±	N/A	0.75%	0.50%
EQ/PIMCO Total Return Portfolio±	N/A	0.75%	0.50%
EQ/PIMCO Ultra Short Bond Portfolio	0.80%	0.80%	0.55%
EQ/Quality Bond PLUS Portfolio	0.85%	0.85%	0.60%
Multimanager Core Bond Portfolio	0.90%	0.90%	0.65%

±	For purposes of calculating the maximum annual operating expense limit, fees and expenses of other investment companies and investment vehicles in which the portfolio invests are included in annual operating expenses.

Funds**	First $4 Billion	Next $4 Billion	Thereafter	Net Assets†
1290 Diversified Bond Fund	0.600%	0.580%	0.560%	$97,772,658
1290 High Yield Bond Fund	0.600%	0.580%	0.560%	$38,985,150

†	As of December 31, 2019.
**	In the interest of limiting through April 30, 2021 (unless the Board of Trustees of 1290 Funds consents to an earlier revision or termination of this arrangement) the expenses of each fund listed in the following table, the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to each fund (“Expense Limitation Arrangement”). Pursuant to the Expense Limitation Arrangement, the Adviser has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each fund so that the annual operating expenses of each fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies and investment vehicles in which the fund invests, and extraordinary expenses) do not exceed an annual rate of average daily net assets as set forth in the table below:

	Total Expenses Limited to (% of average daily net assets)
Funds	Class A	Class T	Class I	Class R
1290 Diversified Bond Fund	0.50%	0.50%	0.50%	0.50%
1290 High Yield Bond Fund	0.75%	0.75%	0.75%	0.75%

Funds with Substantially Similar Investment Objectives Sub-Advised by the New Sub-Advisers

The following tables list the names of other mutual funds sub-advised by each sub-adviser with investment objectives substantially similar to the investment objective of the Portfolio, and set forth the rate of compensation for the sub-adviser for its sub-advisory services to such mutual funds and the net assets of such mutual funds.

Loomis Sayles

Name of Fund	Net Assets (as of December 31, 2019)	Sub-Advisory Fee Rate (% of average daily net assets)
Active Portfolios Multi-Manager Total Return Bond Fund, a series of Columbia Funds Series Trust I	$1,785,355,361	0.15% First $200 Million 0.10% Next $300 Million 0.08% Thereafter

Nationwide Loomis Bond Fund	$408,425,691	0.15% First $250 Million 0.125% Next $750 Million 0.10% Thereafter

Brandywine Global

Name of Fund	Net Assets (as of December 31, 2019)	Sub-Advisory Fee Rate (% of average daily net assets)
1290 Diversified Bond Fund	$97,772,658	0.150% First $100 Million 0.130% Next $400 Million 0.100% Thereafter

Brandywine Global is the sub-adviser of the 1290 Diversified Bond Fund. Subject to shareholder approval of the proposal, Brandywine Global would manage a portion of the Restructured Portfolio using the same Core Plus investment strategy Brandywine Global uses to manage the 1290 Diversified Bond Fund. Brandywine Global began managing the 1290 Diversified Bond Fund in June 2018; prior to that date, Brandywine Global did not offer the Core Plus investment strategy. The Adviser pays Brandywine Global the sub-advisory fee; the 1290 Diversified Bond Fund does not pay Brandywine Global directly.

AXA IM

Name of Fund	Net Assets (as of December 31, 2019)	Sub-Advisory Fee Rate (% of average daily net assets)
1290 High Yield Bond Fund*	$38,985,150	0.390% First $50 Million 0.370% Next $200 Million 0.350% Next $250 Million 0.330% Thereafter

1290 VT High Yield Bond Portfolio*	$217,359,647	0.390% First $50 Million 0.370% Next $200 Million 0.350% Next $250 Million 0.330% Thereafter

*	For purposes of calculating the sub-advisory fee rate, the assets managed by AXA IM in the 1290 High Yield Bond Fund and the 1290 VT High Yield Bond Portfolio are aggregated.

AXA IM is the sub-adviser of the 1290 High Yield Bond Fund and a sub-adviser to a portion of the 1290 VT High Yield Bond Portfolio. Subject to shareholder approval of the proposal, AXA IM would manage a portion of the Restructured Portfolio using the same U.S. Core High Yield investment strategy AXA IM uses to manage the 1290 High Yield Bond Fund and a portion of the 1290 VT High Yield Bond Portfolio.

AXA IM began managing the 1290 High Yield Bond Fund in November 2014 and the 1290 VT High Yield Bond Portfolio in February 2013. The Adviser pays AXA IM the sub-advisory fee; the 1290 High Yield Bond Fund and the 1290 VT High Yield Bond Portfolio do not pay AXA IM directly.

The terms of the proposed investment sub-advisory agreement between the Adviser and Loomis Sayles with respect to the Restructured Portfolio are substantially similar to the terms of the investment sub-advisory agreement between the Adviser and Loomis Sayles with respect to series (or allocated portions of series) of EQ Advisors Trust, another investment company that is affiliated with the Trust and advised by the Adviser, except as to the effective date, the name of the trust, the names of the series covered by the agreements, and the sub-advisory fee schedules. The terms of the proposed investment sub-advisory agreement between the Adviser and Brandywine Global with respect to the Restructured Portfolio are substantially similar to the terms of the investment sub-advisory agreement between the Adviser and Brandywine Global with respect to the 1290 Diversified Bond Fund, except as to the effective date, the name of the trust, and the name of the series covered by the agreement. The terms of the proposed investment sub-advisory agreement between the Adviser and AXA IM with respect to the Restructured Portfolio are substantially similar to the terms of the investment sub-advisory agreements between the Adviser and AXA IM with respect to the 1290 High Yield Bond Fund and the 1290 VT High Yield Bond Portfolio, except as to the effective date, the name of the trust, and the names of the series covered by the agreements. Pursuant to the proposed investment sub-advisory agreements, Loomis Sayles, Brandywine Global, and AXA IM will be appointed by the Adviser to act as investment sub-advisers for the Restructured Portfolio and to manage their allocated portions of the Restructured Portfolio using different yet complementary investment strategies, subject to the direction, control and oversight of the Adviser and the Board. Each investment sub-advisory agreement will remain in effect for an initial two-year term and thereafter only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Each investment sub-advisory agreement can be terminated with respect to the Restructured Portfolio at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Restructured Portfolio, on sixty (60) days’ written notice to the Adviser and the investment sub-adviser, or by the Adviser or the investment sub-adviser on sixty (60) days’ written notice to the Trust and the other party. Each investment sub-advisory agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event that the Amended Advisory Agreement between the Adviser and the Trust terminates for any reason. The Adviser (and not the Restructured Portfolio) is responsible for the payment of the sub-advisory fees to Loomis Sayles, Brandywine Global, and AXA IM.

Each investment sub-advisory agreement provides that the sub-adviser will not be liable for any loss incurred by the Portfolio, the Trust or the Adviser resulting from the sub-adviser’s error of judgment, mistake of law, or other action or omission by the sub-adviser, provided that the sub-adviser will be liable for, and will indemnify the

Portfolio, the Trust and the Adviser against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any of its duties or obligations under the agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Restructured Portfolio, the Trust or the Adviser, or the omission of a material fact known to the sub-adviser which was required to be stated in such documents or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the sub-adviser.

Matters Considered by the Board

At the meeting held on December 4-5, 2019, the Board, including the Independent Trustees, considered and unanimously approved the Amended Advisory Agreement with the Adviser, as well as the Adviser’s proposed changes to the Portfolio’s non-fundamental investment strategy and policies, performance benchmark, and name. The Board noted that if shareholders do not approve the Amended Advisory Agreement, then the retention of the proposed sub-advisers and the Adviser’s proposed changes to the Portfolio’s investment strategy and policies, performance benchmark, and name would not go into effect. Instead, the Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment strategy and its investment advisory fee rate would remain unchanged. At the meeting, the Board, including the Independent Trustees, also considered and unanimously approved the new investment sub-advisory agreements between the Adviser and each of the proposed sub-advisers.

The Board noted that, as a fund-of-funds, the Portfolio indirectly bears fees and expenses (including for investment management activities handled by the underlying funds’ investment advisers) charged by the underlying funds in which it invests, in addition to the Portfolio’s direct fees and expenses. The Board also noted that, as a fund-of-funds, a significant portion of the Portfolio’s costs are the fees and expenses charged by the underlying funds in which it invests (referred to as “acquired fund fees and expenses”) and that, under the proposal, these investment management activities will be handled by the Adviser and the Sub-Advisers, and the costs for these activities will be assessed directly through the investment advisory fee paid by the Portfolio.

In connection with its consideration of the Portfolio Restructuring, the Board noted that the terms of the Amended Advisory Agreement would increase the contractual investment advisory fee rate for the Portfolio to permit the Adviser to (a) retain and pay each of the proposed sub-advisers an appropriate sub-advisory fee to handle day-to-day security selection, research and trading for the proposed sub-adviser’s allocated portion of the Restructured Portfolio and (b) incur the increased costs in connection with the proposed changes to the Restructured Portfolio. The Board also noted that, although the Adviser was proposing an increase in the investment advisory fee rate, it is expected that the increase would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the fund-of-funds strategy. Other than the investment advisory fee rate change, all of the terms of the Amended Advisory Agreement with respect to the Restructured Portfolio are identical to the terms of the Current Advisory Agreement with respect to the Portfolio. In this regard, the Board noted that it had most recently considered and approved the current investment advisory agreement between the Adviser and the Trust with respect to the Portfolio at a meeting held on July 16-18, 2019, in connection with the annual renewal of the investment advisory agreement.

The Board noted that the Trust is an affiliated investment company of 1290 Funds and EQ Advisors Trust, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of 1290 Funds and EQ Advisors Trust. The Board also noted that the Adviser currently serves as the investment adviser for the 1290 Diversified Bond Fund and the 1290 High Yield Bond Fund, which are sub-advised series of 1290 Funds, and the 1290 VT High Yield Bond Portfolio, which is a sub-advised series of EQ Advisors Trust, and would manage the Restructured Portfolio in a manner substantially similar to the manner in which it currently manages these other series, as well as other sub-advised series in the Adviser’s fund complex.

The Trustees took into account information relating to the Adviser provided to the Trustees, in their capacities as Trustees of 1290 Funds and EQ Advisors Trust, at prior meetings of the Boards of Trustees of 1290 Funds and EQ Advisors Trust, and the Trustees noted their experience and familiarity with the Adviser and each of the aforementioned series of 1290 Funds and EQ Advisors Trust gained from their service on the Boards of Trustees of 1290 Funds and EQ Advisors Trust. In connection with its approval of the Amended Advisory Agreement, the Board considered its conclusions in connection with its renewal of the Current Advisory Agreement, including its general satisfaction with the nature and quality of services being provided to the Portfolio by the Adviser.

In reaching its decision to approve the Amended Advisory Agreement with respect to the Portfolio, the Board considered the overall fairness of the Amended Advisory Agreement and whether the Amended Advisory Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Restructured Portfolio by the Adviser and, where applicable, its affiliates, as well as the Portfolio’s and the Restructured Portfolio’s respective investment strategies, policies and risks; (2) comparative performance information and information regarding the risk/return profile of the Restructured Portfolio; (3) the level of the Restructured Portfolio’s proposed investment advisory fee and investment sub-advisory fees, and the Restructured Portfolio’s expense ratios relative to those of peer funds; (4) the anticipated costs of the services to be provided by, and the estimated profits to be realized by, the Adviser and its affiliates from their relationships with the Restructured Portfolio; (5) the anticipated effect of growth and size on the Restructured Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (6) “fall-out” benefits that may accrue to the Adviser and its affiliates (i.e., indirect benefits that they would not receive but for their relationships with the Restructured Portfolio). The Board also considered possible alternatives to the Portfolio Restructuring, including the potential benefits and detriments of maintaining the current structure. In considering the Amended Advisory Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its consideration of the Portfolio Restructuring, the Board took into account information prepared by the Adviser and provided to the Trustees prior to the meeting, including memoranda and other materials addressing various factors set out above and, in particular, detailed analysis from the Adviser regarding the reduction in overall expenses of the Portfolio despite the proposed increase in the investment advisory fee rate. The information provided to the Trustees described, among other things, the Restructured Portfolio’s investment strategies and risks; the services to be provided by the Adviser, as well as the Adviser’s investment personnel and proposed investment advisory fee; expense ratios and expense limitation arrangements; performance information; and other matters. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Amended Advisory Agreement and the information provided. The Independent Trustees met in advance of, and in executive session during, the meeting at which the Board approved the Amended Advisory Agreement to review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the Amended Advisory Agreement. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Amended Advisory Agreement and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Amended Advisory Agreement. In approving the Amended Advisory Agreement, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed investment advisory fee was fair and reasonable and that the approval of the Amended Advisory Agreement was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Amended Advisory Agreement.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Restructured Portfolio and its investors by the Adviser and, where applicable, its affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s responsibilities with respect to the Restructured Portfolio.

In considering the Portfolio Restructuring, the Board recognized that the services to be performed by the Adviser in managing the assets of the Portfolio will change and likely significantly increase as a result of the Portfolio Restructuring. With respect to the Amended Advisory Agreement, the Board considered that the Adviser would be responsible for, among other things, developing the overall investment strategy for the

Restructured Portfolio; researching, selecting and hiring the proposed sub-advisers, and conducting ongoing “due diligence” on and monitoring the proposed sub-advisers; overseeing each proposed sub-adviser’s selection of investments for the portion of the Restructured Portfolio that it would sub-advise; monitoring and evaluating the performance of the Restructured Portfolio; monitoring the investment operations and composition of the Restructured Portfolio and, in connection therewith, monitoring compliance with the Restructured Portfolio’s investment objective, policies and restrictions, as well as the Restructured Portfolio’s compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Restructured Portfolio among the proposed sub-advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Restructured Portfolio. The Board also considered information regarding the Adviser’s process for selecting and monitoring the proposed sub-advisers and the other service providers to the Restructured Portfolio, as well as information regarding the qualifications and experience of, and resources available to, the personnel who would perform those functions with respect to the Restructured Portfolio. The Board further considered that the Adviser provides the Trust with personnel, including the Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser would assume significant entrepreneurial risk by restructuring the Portfolio and that the Adviser also would bear and assume significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Restructured Portfolio. The Board considered that the Adviser’s responsibilities with respect to the Restructured Portfolio also would include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Restructured Portfolio. The Board also considered information regarding the Adviser’s ongoing risk management activities and reporting.

The Board also factored into its review its familiarity with the Adviser’s compliance program, policies, and procedures and noted that it had considered the Chief Compliance Officer’s evaluation of the Adviser’s compliance program, policies and procedures in connection with its renewal of the current investment advisory agreement between the Adviser and the Trust with respect to the Portfolio at the July 16-18, 2019 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and reviewed information regarding the Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Restructured Portfolio. In addition, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates have with the proposed sub-advisers and/or their affiliates in addition to the proposed relationships involving the Restructured Portfolio. In this regard, the Board also took into account materials regarding the policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolio and its shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the FMG LLC-sponsored mutual funds. In this regard, the Board noted that the Adviser had informed the Board that it believed that the factors that differentiated the Restructured Portfolio from the Portfolio and many of the Trust’s other fixed income options, including its use of a blend of active fixed income strategies (core, core plus, and high yield) combined with direct investment in debt securities as well as other financial instruments, would enhance the range of investment options for investors.

For purposes of evaluating the nature, quality and extent of the overall services to be provided to the Restructured Portfolio, the Board received and reviewed information regarding the Restructured Portfolio’s proposed investment policies and anticipated investments and considered risk/return profile information for the Restructured Portfolio based thereon, including as compared to the risk/return profile of the Portfolio operating as a fund-of-funds. The Board also considered the Adviser’s expertise, resources, proposed methodology, and personnel for managing the Restructured Portfolio.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the Adviser were appropriate for the Restructured Portfolio in light of its proposed investment strategy and, thus, supported a decision to approve the Amended Advisory Agreement.

Expenses

The Board considered the Restructured Portfolio’s proposed increased investment advisory fee rate in light of the nature, quality and extent of the overall services to be provided by the Adviser. In addition, the Board considered the relative levels of the sub-advisory fee rates to be paid to the proposed sub-advisers by the Adviser and the investment advisory fee rate to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the proposed sub-advisers. The Board considered that all fees and expenses of the Restructured Portfolio would be explicitly disclosed in its offering documents.

The Board considered that the Adviser proposed the increased investment advisory fee rate for the Restructured Portfolio in order to effect the Portfolio Restructuring. The Board noted that the Portfolio currently operates as a fund-of-funds by investing in Underlying Portfolios and Underlying ETFs and that the Adviser currently is responsible for allocating the Portfolio’s assets among various Underlying Portfolios and Underlying ETFs (and adding new Underlying Portfolios and Underlying ETFs or replacing or eliminating existing Underlying Portfolios and Underlying ETFs). The Board noted that the

Portfolio Restructuring involves an important change to the investment strategy of the Portfolio from a fund-of-funds strategy to a strategy pursuant to which the Restructured Portfolio would allocate its assets among three or more investment sub-advisers, each of which would actively manage its allocated portion of the Portfolio using a different yet complementary investment strategy. Each proposed sub-adviser would invest its allocated portion of the Restructured Portfolio’s assets directly in securities of various companies and other issuers according to its investment strategy rather than the Restructured Portfolio investing in underlying funds. As such, the Restructured Portfolio would invest directly in debt securities and other financial instruments, including derivatives. As a result, each proposed sub-adviser would be responsible for day-to-day security selection, research and trading for its allocated portion of the Restructured Portfolio. The Restructured Portfolio’s investment strategy will also involve the proposed sub-advisers’ use of derivatives, which will, in turn, require the negotiation, execution, and delivery of various derivative contracts and tri-party custody agreements. The Board accepted the Adviser’s assertion that the proposed sub-advisory fee rate for each proposed sub-adviser reflects the operational and investment decision-making responsibilities and corresponding costs to be incurred by that proposed sub-adviser. In turn, the Restructured Portfolio’s use of the proposed sub-advisers’ investment strategies combined with direct investment in debt securities as well as other financial instruments, when compared to the Portfolio’s current fund-of-funds structure, would result in a significant increase in the costs of operating the Portfolio for the Adviser, including costs of hiring and overseeing the proposed sub-advisers.

As a result of the changes and the higher costs of operating the Restructured Portfolio, the Adviser recommended to the Board that it approve requesting shareholder approval for an increased investment advisory fee rate. The Board accepted the Adviser’s assertion that the proposed increased contractual investment advisory fee rate for the Restructured Portfolio will permit the Adviser to (a) retain and pay each proposed sub-adviser an appropriate sub-advisory fee to handle day-to-day security selection, research and trading for the proposed sub-adviser’s allocated portion of the Restructured Portfolio, and (b) incur the increased costs in connection with the proposed changes to the Restructured Portfolio. The Board noted that, although the Restructured Portfolio’s contractual investment advisory fee rate is higher than the Portfolio’s contractual investment advisory fee rate, it is expected that the increase in the investment advisory fee rate would be more than offset by a reduction of the acquired fund fees and expenses incurred indirectly by the Portfolio in connection with its investment in underlying funds as part of the current fund-of-funds strategy.

With respect to the Amended Advisory Agreement, the Board also considered, among other things, a comparative analysis of the actual investment advisory fee rate and total expense ratios for the Portfolio for the one-year period ended June 30, 2019, and the proposed investment advisory fee rate and total expense ratios for the Restructured Portfolio assuming the Portfolio Restructuring had gone into effect during the same period, and noted that the total expense ratios for the Restructured Portfolio were projected to be lower. The Board further considered that the proposed investment advisory fee rate schedule for the Restructured Portfolio includes breakpoints that would reduce the investment advisory fee rate as Restructured Portfolio assets increase above certain levels. The Board noted that any such reduction in the Restructured Portfolio’s investment advisory fee would result in corresponding reductions in the Restructured Portfolio’s total expense ratios. In addition, the Board considered that the Adviser would agree, through at least April 30, 2021, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing contractual expense limitation arrangement. The Board noted that, to the extent that the Adviser waives fees pursuant to the expense limitation arrangement, the Restructured Portfolio’s actual investment advisory fee may be lower than the Restructured Portfolio’s contractual investment advisory fee. Based on its review, the Board determined that the Adviser’s proposed fee for the Restructured Portfolio is fair and reasonable.

Profitability and Costs

With respect to the Amended Advisory Agreement, the Board noted that it had reviewed, at a meeting held on July 16-18, 2019, information about the level of profits realized by the Adviser and its affiliates in connection with the operation of the Portfolio as a fund-of-funds. The Board also considered information provided by the Adviser regarding the expected negative impact of the Portfolio Restructuring on the Adviser’s profitability with respect to the Restructured Portfolio. The Board noted again that each proposed sub-adviser’s fee would be paid by the Adviser and not the Restructured Portfolio and that many responsibilities related to the advisory function are retained by the Adviser.

Economies of Scale

The Board also considered whether economies of scale or efficiencies would be realized as the Restructured Portfolio grows larger and the extent to which this is reflected in the proposed investment advisory and administrative fee schedules for the Restructured Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that a manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the proposed investment advisory fee rate schedule for the Restructured Portfolio includes breakpoints that would reduce the investment advisory fee rate as Restructured Portfolio assets increase above certain levels. The Board also noted that the Restructured Portfolio would pay the Adviser an asset-based administration fee at the same rate as the Portfolio. In this regard, the Board noted that the administrative fee rate schedule for the Restructured Portfolio aggregates the assets managed by the Adviser in the Restructured Portfolio with the assets of all the other portfolios of the Trust and the assets of multiple portfolios of EQ Advisors Trust, and includes breakpoints that would reduce the administrative fee rate as aggregate portfolio assets increase above certain levels. In addition, the Board noted that the Adviser would agree, through at least April 30, 2021, to a contractual expense limitation arrangement that is lower than the Portfolio’s existing contractual expense limitation arrangement and would assume certain expenses of the Restructured Portfolio by making payments or waiving all or a portion of its investment advisory, administrative and other fees so that the Restructured Portfolio’s total expense ratios would not exceed certain contractual levels to be set forth in its prospectus. The Board also considered that the Adviser could potentially share any realized economies of scale or efficiencies with the Restructured Portfolio through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide over time, such as hiring additional personnel and providing additional resources in areas that would be relevant to the management and administration of the Restructured Portfolio.

The Board considered these factors, and the relationship they bear to the fee structure to be charged to the Restructured Portfolio by the Adviser, and concluded that there would be a reasonable sharing of benefits from any realized economies of scale or efficiencies with the Restructured Portfolio.

Fall-Out Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser may benefit to the extent that the Portfolio Restructuring would eliminate or reduce the Adviser’s obligations under an expense limitation arrangement currently in effect for the Portfolio by restructuring the Portfolio into the Restructured Portfolio, which may operate below its expense limitation or have a lower total expense ratio. The Board noted that the Adviser also would serve as the administrator for the Restructured Portfolio and would receive compensation for acting in this capacity. The Board also noted that AXA Distributors, LLC, an affiliate of the Adviser, serves as the underwriter for the Trust and would receive from the Restructured Portfolio payments pursuant to Rule 12b-1 plans with respect to its Class A and Class B shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that the Adviser’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Restructured Portfolio, would receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Restructured Portfolio would be offered as an investment option through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of the Restructured Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

Implementation

As explained in more detail above, the Adviser and the Board are proposing the Amended Advisory Agreement, including an increase in the investment advisory fee rate, in order to enable the Adviser to:

•	change the Portfolio from a bond fund-of-funds to a fund that primarily invests directly in debt securities and other instruments, and

•

retain each of Loomis Sayles, Brandywine Global, and AXA IM as new sub-advisers for the Portfolio and enable Loomis Sayles, Brandywine Global, and AXA IM to implement a new multi-advised investment strategy for the Portfolio.

If shareholders approve the Amended Advisory Agreement, it would become effective upon the appointment of Loomis Sayles, Brandywine Global, and AXA IM as new sub-advisers to the Restructured Portfolio. The appointment of each of Loomis Sayles, Brandywine Global, and AXA IM is subject to the execution of an investment sub-advisory agreement between the Adviser and each of Loomis Sayles, Brandywine Global, and AXA IM, respectively. It is expected that the appointment of Loomis Sayles, Brandywine Global, and AXA IM would occur on or about May 1, 2020.

If shareholders do not approve the proposal, then the retention of Loomis Sayles, Brandywine Global, and AXA IM as sub-advisers for the Portfolio and the proposed changes to the Portfolio’s investment strategy and policies, performance benchmark, and name would not go into effect. Instead, the Portfolio would continue to operate as a “fund-of-funds” in accordance with its current investment strategy, and its investment advisory fee rate will remain unchanged. In that event, the Board may further consider other alternatives for the Portfolio, such as liquidating the Portfolio or reorganizing the Portfolio into another investment company.

Required Vote for Proposal

Approval of the proposal will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to the proposal, “voting securities” refers to the shares of the Portfolio.

The Trustees recommend that shareholders vote “FOR” the proposal.

VOTING INFORMATION

Voting Rights

Shareholders with amounts invested in shares of the Portfolio at the close of business on the Record Date will be entitled to be present and vote for the Portfolio at the Meeting with respect to their shares as of the Record Date.

Each whole share of the Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit C shows the number of outstanding shares of each class of the Portfolio as of the Record Date that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to the Portfolio on the Record Date will be entitled to be present and provide voting instructions for the Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in the Portfolio for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account that is invested in the Portfolio for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of the proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby cancelling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

Approval of the proposal will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. “Voting securities” refers to the shares of the Portfolio. The presence, in person or by proxy, of at least one-third of the shares of the Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against the proposal. Therefore, abstentions will have the same effect as a vote “against” the proposal because the proposal requires the affirmative vote of a specified majority of the Portfolio’s outstanding voting securities.

To the Trust’s knowledge, as of the Record Date, the Trustees and officers owned, individually and as a group, less than 1% of the shares of the Trust and the Portfolio.

As of December 31, 2019, except as set forth in Exhibit B, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of the Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of the Portfolio. AXA Equitable and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Trust or the Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about February 28, 2020. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by each class of the Portfolio. However, the Adviser will pay expenses that exceed a class’s expense cap. The costs will be allocated on a pro rata basis to each class of the Portfolio based on the net assets of each class relative to the total net assets of the Portfolio.

The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Broadridge will receive a total fee of approximately $44,000 for its proxy solicitation services, all of which costs will be borne as described above.

Adjournment or Postponement

If the quorum necessary to transact business with respect to the Portfolio is not established, or if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

*  *  *  *  *

We need your vote. It is important that you execute and return your proxy or voting instruction card promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Form of Amended Investment Advisory Agreement between the Trust and the Adviser	A-1
Exhibit B	Five Percent Owner Report	B-1
Exhibit C	Outstanding Shares	C-1

EXHIBIT A

FORM OF AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of November 13, 2019, between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the portfolios of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Portfolios”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.    APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Portfolios, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Portfolio and will perform its duties hereunder for the Trust and each Portfolio in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Portfolio as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and

(e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.    DUTIES OF THE ADVISER

A.    Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Portfolio and will determine what securities and other investments will be purchased, retained, sold or loaned by each Portfolio and what portion of such assets will be invested or held uninvested as cash in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Portfolio’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Portfolio in the same manner and with the same force and effect as such Portfolio itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B.    Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Portfolio’s investment program and assess each Portfolio’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Portfolios; (ii) make recommendations to the Board regarding the investment program of the Trust and its Portfolios, including any changes to Portfolio investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Portfolios.

C.    Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D.    Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions for each Portfolio. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Portfolio, the Adviser will use its best efforts to obtain for each Portfolio the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Portfolio to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Portfolio, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E.    Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Portfolio which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F.    Reports. The Adviser will:

(i)    Furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(ii)    Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii)    Apprise, on its own initiative, the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G.    Fair Valuation Assistance. In accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, the Adviser shall provide reasonable assistance in determining the fair value of all securities and other investments/assets in the Portfolios, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Adviser for each security or other investment/asset in the Portfolios for which market prices are not readily available.

H.    Cooperation with Other Service Providers. The Adviser shall cooperate with and provide reasonable assistance to the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

I.    Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Portfolios to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act. The Adviser will have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; full discretion to select new or additional Sub-advisers for each Portfolio; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i)    Oversee the performance of delegated functions by each Sub-adviser, assess each Portfolio’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii)    Allocate and reallocate the assets of a Portfolio, or a portion thereof, to be managed by one or more Sub-advisers for such Portfolio and coordinate the activities of all Sub-advisers;

(iii)    Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Portfolio (or portions of any Portfolio) under the management of such Sub-adviser;

(iv)    Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Board may reasonably request;

(v)    Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi)    Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Portfolio (or any portion of a Portfolio) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii)    Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii)    Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

J.    The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)    Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)    Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement; and

(iii)    Information for Prospectuses and Other Documents. The Adviser will provide information and reasonable assistance, other than services of outside counsel or independent accountants or services to be provided by any Sub-adviser or otherwise covered under the terms of a separate agreement between the Adviser and the Trust, in connection with the Trust’s preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semi-annual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

K.    Limitations on Liability. The Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Adviser’s undertaking to do so, that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement.

3.    ALLOCATION OF EXPENSES

A.    Expenses Paid by the Adviser:

(i)    Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii)    Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.    Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i)    Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)    Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii)    Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)    Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)    Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi)    Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)    Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii)    Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix)    Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x)    Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi)    Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)    Pricing. All expenses of pricing of the net asset value per share of each Portfolio, including the cost of any equipment or services to obtain price quotations; and

(xiii)    Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.    COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Portfolio and accrue it on a daily basis.

5.    NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.    SUPPLEMENTAL ARRANGEMENTS

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.    RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.    DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Portfolio, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. This Agreement will continue in effect for a two-year period, except that with respect to any new Portfolio, this Agreement will continue in effect for two years from the date such Portfolio is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Portfolio only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Portfolio, by an affirmative vote of a majority of the outstanding voting securities of such Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Portfolio if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios.

If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

9.    TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Portfolio, by the vote of a majority of the outstanding voting securities of such

Portfolio, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.    AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Portfolio only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Portfolio if a majority of the outstanding voting securities of the shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

11.    ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.    HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.    NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.    FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.    SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.    GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC		AXA PREMIER VIP TRUST

By:	/s/ Michal Levy	By:	/s/ Brian Walsh
Michal Levy		Brian Walsh
Director, Senior Vice President and Chief Operating Officer		Chief Financial Officer and Treasurer

FORM OF

AMENDMENT NO. 1

TO THE

INVESTMENT ADVISORY AGREEMENT

AMENDMENT NO. 1 effective as of             , 2020 (“Amendment No. 1”), to the Investment Advisory Agreement, dated as of November 13, 2019 (“Agreement”) between AXA Premier VIP Trust, a Delaware statutory trust (“Trust”), and AXA Equitable Funds Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser” or “FMG LLC”).

WHEREAS, the Adviser and the Trust desire to modify the fees and breakpoint schedule with respect to the CharterSM Multi-Sector Bond Portfolio as highlighted in Appendix B.

NOW, THEREFORE, the Trust and the Adviser agree to modify and amend the Agreement as follows:

1.    Name Change. The name of the CharterSM Multi-Sector Bond Portfolio is hereby changed to EQ/Core Plus Bond Portfolio.

2.    Appendix A: Appendix A to the Agreement, which sets forth the Portfolios of the Trust for which FMG LLC is appointed investment adviser with respect to each Portfolio is hereby replaced in its entirety by Appendix A attached hereto.

3.    Appendix B: Appendix B to the Agreement, which sets forth the fees payable to FMG LLC with respect to each Portfolio is hereby replaced in its entirety by Appendix B attached hereto.

4.    Ratification: Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first set forth above.

AXA EQUITABLE FUNDS MANAGEMENT GROUP, LLC		AXA PREMIER VIP TRUST

By:		By:
	Kenneth Kozlowski		Brian Walsh
	Director, Executive Vice President and Chief Investment Officer		Chief Financial Officer and Treasurer

FORM OF

APPENDIX A

AMENDMENT NO. 1 TO

INVESTMENT ADVISORY AGREEMENT

Portfolio

EQ/Core Plus Bond Portfolio (formerly, CharterSM Multi-Sector Bond Portfolio)

[The names of the other portfolios of the Trust for which the Adviser has been appointed investment adviser have been omitted from this form of Appendix A.]

FORM OF

APPENDIX B

AMENDMENT NO. 1 TO

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

(as a percentage of average daily net assets)
Bond Portfolio	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Core Plus Bond Portfolio (formerly, CharterSM Multi-Sector Bond Portfolio)	0.600%	0.580%	0.560%	0.540%	0.530%

[The fees for the other portfolios of the Trust for which the Adviser has been appointed investment adviser have been omitted from this form of Appendix B.]

EXHIBIT B

FIVE PERCENT OWNER REPORT

As of December 31, 2019, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of the Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Portfolio.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
A	Credit Suisse Securities (USA) LLC 99 Park Ave 25th Floor Suite 1700 New York, NY 10016	$1,537,364.89	5.36%
K	Finnane-Robinson Dental LLC 520 Burkarth Rd Warrensburg, MO 64093-310	$316,815.91	9.22%

B-1

EXHIBIT C

OUTSTANDING SHARES

The table below shows the number of outstanding shares of the Portfolio as of the Record Date that are entitled to vote at the Meeting.

Portfolio	Total Number	Number of Class A Shares	Number of Class B Shares	Number of Class K Shares
CharterSM Multi-Sector Bond Portfolio	45,574,087	29,706,632	12,414,915	3,452,540

C-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	E16778-S54097	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

	For	Against	Abstain

1.  Approve an amended investment advisory agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the CharterSM Multi-Sector Bond Portfolio.

       Transact such other business as may properly come before the Special Meeting of Shareholders

	☐	☐	☐

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E16779-S54097

AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

PROXY CARD

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2020

This proxy is being solicited for the Board of Trustees of AXA Premier VIP Trust (the “Trust”) on behalf of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), a series of the Trust. The person signing on the reverse side of this proxy card hereby appoints as proxies Brian Walsh and James Kelly, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of Shareholders of the Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated February     , 2020 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in his discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Proxy Statement accompanying this proxy card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet
1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the Voting Instruction Card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the Voting Instruction Card below.

3)  Sign and date the Voting Instruction Card.

4)  Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	E16772-Z69133	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF AXA PREMIER VIP TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

	For	Against	Abstain

1   Approve an amended investment advisory agreement between the Trust and AXA Equitable Funds Management Group, LLC with respect to the CharterSM Multi-Sector Bond Portfolio.

       Transact such other business as may properly come before the Special Meeting of Shareholders

	☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E16773-Z69133

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

AXA PREMIER VIP TRUST

CharterSM Multi-Sector Bond Portfolio

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2020

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the CharterSM Multi-Sector Bond Portfolio (the “Portfolio”), a series of AXA Premier VIP Trust (the “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Portfolio attributable to the Contracts and, therefore, a shareholder of the Portfolio, (i) to vote as indicated on the reverse side on the proposal that will be considered at the Special Meeting of Shareholders of the Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated February     , 2020 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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